Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2020 and 2019

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

We have audited the accompanying financial statements of Lincoln Life & Annuity Company of New York, which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2021

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $7,266; 2019 – $7,147; allowance for credit losses: 2020 – $0; 2019 – $0)	$8,848	$8,033
Equity securities	1	2
Mortgage loans on real estate, net of allowance for credit losses	943	916
Policy loans	231	245
Derivative investments	9	11
Other investments	19	20
Total investments	10,051	9,227
Cash and invested cash	103	82
Deferred acquisition costs and value of business acquired	347	453
Premiums and fees receivable	11	10
Accrued investment income	92	92
Reinsurance recoverables, net of allowance for credit losses	527	536
Reinsurance related embedded derivatives	18	15
Goodwill	26	26
Other assets	1,716	1,677
Separate account assets	7,734	7,095
Total assets	$20,625	$19,213

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,897	$1,757
Other contract holder funds	5,482	5,485
Funds withheld reinsurance liabilities	1,593	1,546
Income taxes payable	477	359
Other liabilities	103	83
Separate account liabilities	7,734	7,095
Total liabilities	17,286	16,325

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,408	1,468
Accumulated other comprehensive income (loss)	990	479
Total stockholder’s equity	3,339	2,888
Total liabilities and stockholder’s equity	$20,625	$19,213

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$153	$167	$152
Fee income	326	337	343
Net investment income	381	399	391
Realized gain (loss)	40	29	(19)
Other revenues	-	1	-
Total revenues	900	933	867
Expenses
Interest credited	198	198	197
Benefits	403	405	364
Commissions and other expenses	229	78	233
Total expenses	830	681	794
Income (loss) before taxes	70	252	73
Federal income tax expense (benefit)	10	47	2
Net income (loss)	60	205	71
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	511	459	(360)
Total other comprehensive income (loss), net of tax	511	459	(360)
Comprehensive income (loss)	$571	$664	$(289)

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,468	1,349	1,459
Cumulative effect from adoption of new accounting standards	(18)	-	(62)
Net income (loss)	60	205	71
Dividends paid to The Lincoln National Life Insurance Company	(102)	(86)	(119)
Balance as of end-of-year	1,408	1,468	1,349
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	479	20	318
Cumulative effect from adoption of new accounting standards	-	-	62
Other comprehensive income (loss), net of tax	511	459	(360)
Balance as of end-of-year	990	479	20
Total stockholder’s equity as of end-of-year	$3,339	$2,888	$2,310

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$60	$205	$71
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(40)	(29)	19
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	92	(96)	76
Premiums and fees receivable	(1)	(4)	-
Accrued investment income	-	2	12
Insurance liabilities and reinsurance-related balances	(47)	(137)	(157)
Accrued expenses	8	(4)	(14)
Federal income tax accruals	(21)	40	(25)
Other	29	12	12
Net cash provided by (used in) operating activities	80	(11)	(6)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(646)	(723)	(713)
Sales of available-for-sale securities and equity securities	204	266	200
Maturities of available-for-sale securities	289	510	467
Issuance of mortgage loans on real estate	(96)	(194)	(133)
Repayment and maturities of mortgage loans on real estate	61	96	80
Issuance and repayment of policy loans, net	14	16	22
Net change in collateral on derivatives and related settlements	82	46	(1)
Other	(1)	-	-
Net cash provided by (used in) investing activities	(93)	17	(78)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(26)	(24)	49
Deposits of fixed account values, including the fixed portion of variable	491	587	593
Withdrawals of fixed account values, including the fixed portion of variable	(361)	(345)	(332)
Transfers to and from separate accounts, net	34	(84)	(139)
Common stock issued for benefit plans	(2)	(3)	(2)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(86)	(119)
Net cash provided by (used in) financing activities	34	45	50

Net increase (decrease) in cash, invested cash and restricted cash	21	51	(34)
Cash, invested cash and restricted cash as of beginning-of-year	82	31	65
Cash, invested cash and restricted cash as of end-of-year	$103	$82	$31

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, retirement income and group protection products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, and equity market risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products with guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consists primarily of initial margin posted as collateral for entering into derivative transactions.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, prepaid expenses, DSI, specifically identifiable intangible assets and service agreement receivables.  Other liabilities consist primarily of current and deferred taxes, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, collateral payable for derivative investments and short-term debt.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 7.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $20 million, $20 million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326):  Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance.  Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $18 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings.  The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to mortgage loans, as well as reinsurance recoverables.  Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance did not have a material impact on our financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have begun our implementation and are currently evaluating the impact of this ASU on our financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,175	$1,405	$4	$-	$7,576
U.S. government bonds	15	3	-	-	18
State and municipal bonds	479	119	-	-	598
Foreign government bonds	25	5	-	-	30
RMBS	321	37	-	-	358
CMBS	49	3	-	-	52
ABS	124	10	-	-	134
Hybrid and redeemable preferred securities	78	10	6	-	82
Total fixed maturity AFS securities	$7,266	$1,592	$10	$-	$8,848

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$6,192	$790	$26	$-	$6,956
U.S. government bonds	15	3	-	-	18
State and municipal bonds	413	78	1	-	490
Foreign government bonds	32	4	-	-	36
RMBS	333	21	1	(2)	355
CMBS	24	1	-	-	25
ABS	107	2	2	(7)	114
Hybrid and redeemable preferred securities	31	8	-	-	39
Total fixed maturity AFS securities	$7,147	$907	$30	$(9)	$8,033

(1)

Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.  This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$260	$264
Due after one year through five years	526	573
Due after five years through ten years	1,087	1,287
Due after ten years	4,899	6,180
Subtotal	6,772	8,304
Structured securities (RMBS, CMBS, ABS)	494	544
Total fixed maturity AFS securities	$7,266	$8,848

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$116	$3	$5	$1	$121	$4
Hybrid and redeemable
preferred securities	44	6	-	-	44	6
Total fixed maturity AFS securities	$160	$9	$5	$1	$165	$10

Total number of fixed maturity AFS securities in an unrealized loss position						41

(1)	We recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$121	$2	$95	$24	$216	$26
State and municipal bonds	30	1	-	-	30	1
RMBS	61	1	-	-	61	1
ABS	18	-	11	2	29	2
Total fixed maturity AFS securities	$230	$4	$106	$26	$336	$30

Total number of fixed maturity AFS securities in an unrealized loss position						94

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$4	$1	1

(1)	We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Twelve months or greater	$36	$21	$-	7

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $20 million for the year ended December 31, 2020.  As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

There was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities for the year ended December 31, 2020.  Accrued interest receivable on fixed maturity AFS securities totaled $79 million as of December 31, 2020, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$39	$39
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-	-
Decreases attributable to:
Securities sold, paid down or matured	(18)	-
Balance as of end-of-year	$21	$39

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2020	2019
Current	$951	$916
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(8)	-
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$943	$916

Our mortgage loan portfolio has the largest concentrations in New York, which accounted for 39% and 45% of mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and California, which accounted for 22% and 18% of mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

For our mortgage loans, there were no specifically identified impaired loans as of December 31, 2020 and 2019.  There were no mortgage loans on real estate on nonaccrual status as of December 31, 2020, and January 1, 2020.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$930	97.8%	2.63	$888	96.9%	2.90
65% to 74%	13	1.4%	1.87	28	3.1%	1.39
75% to 100%	8	0.8%	0.71	-	0.0%	0.00
Total	$951	100.0%		$916	100.0%

The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$90	3.16	$-	-	$-	-	$90
2019	188	2.85	-	-	-	-	188
2018	116	2.08	3	1.62	8	0.71	127
2017	119	2.30	5	1.59	-	-	124
2016	103	1.74	-	-	-	-	103
2015 and prior	314	2.95	5	2.23	-	-	319
Total	$930		$13		$8		$951

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as related unfunded commitments.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

For the
Year Ended
December 31,
2020
Balance as of beginning-of-year	$-
Impact of adopting ASU 2016-13	3
Additions from provision for credit loss expense (1)	2
Additions from purchases of PCD mortgage loans on real estate (2)	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	3
Balance as of end-of-year (3)	$8

(1)

Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $5 million for the year ended December 31, 2020.  For the year ended December 31, 2020, we recognized less than $1 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)	Accrued interest receivable on mortgage loans on real estate totaled $3 million as of December 31, 2020, and was excluded from the estimate of credit losses.

There were no changes in the allowance for credit losses associated with impaired mortgage loans on real estate for the years ended December 31, 2019 and 2018.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$329	$340	$349
Mortgage loans on real estate	37	36	32
Policy loans	13	15	5
Invested cash	1	1	1
Commercial mortgage loan prepayment
and bond make-whole premiums	3	10	7
Investment income	383	402	394
Investment expense	(2)	(3)	(3)
Net investment income	$381	$399	$391

Impairments on Fixed Maturity AFS Securities

For the year ended December 31, 2020, we recognized less than $1 million of credit loss expense and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13.  For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we did not recognize any write-downs taken as a result of OTTI through net income (loss).

For the years ended December 31, 2019 and 2018, we recorded less than $1 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$8	$8	$14	$14

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$(6)	$14	$-

Investment Commitments

As of December 31, 2020, our investment commitments were $88 million, which included $60 million of mortgage loans on real estate and $28 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal Home Loan Mortgage Corporation with a fair value of $125 million and $114 million, respectively, or 1% of total investments.  As of December 31, 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and by the Government National Mortgage Association with a fair value of $125 million and $113 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.5 billion and $1.3 billion, respectively, or 15% and 14%, respectively, of total investments, and our investments in securities in the utilities and financial services industries with a fair value of $1.3 billion and $1.2 billion, respectively, or 13% of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $16 million and $15 million as of December 31, 2020 and 2019, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our GWB and GIB features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have an inter-company agreement where Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for no-lapse benefit guarantees.  If the contract holders’ account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$120	$11	$3	$150	$15	$2
Foreign currency contracts (1)	54	-	6	27	-	3
Total cash flow hedges	174	11	9	177	15	5
Non-Qualifying Hedges
Interest rate contracts (1)	128	-	-	250	-	-
Equity market contracts (1)	101	5	-	12	1	-
Embedded derivatives:
GLB direct (2)	-	-	2	-	-	4
GLB ceded (2)	-	3	-	-	4	-
Reinsurance related (3)	-	18	-	-	15	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	2
Total derivative instruments	$403	$37	$13	$439	$35	$11

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	Reported in other assets and other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$75	$45	$-	$128	$-	$248
Foreign currency contracts (2)	-	-	7	47	-	54
Equity market contracts	101	-	-	-	-	101
Total derivative instruments
with notional amounts	$176	$45	$7	$175	$-	$403

(1)	As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.
(2)	As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$8	$-	$1
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	(6)	13	(1)
Foreign currency contracts	-	(1)	-
Change in foreign currency exchange rate adjustment	(3)	(1)	-
Change in DAC, VOBA, DSI and DFEL	1	(1)	-
Income tax benefit (expense)	2	(2)	-
Balance as of end-of-year	$2	$8	$-

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$40	$381	$29	$399

Non-Qualifying Hedges
Interest rate contracts	57	-	43	-
Equity market contracts	2	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Indexed annuity and IUL contracts	-	-	(1)	-

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

For the Year Ended December 31,
2018
Non-Qualifying Hedges
Interest rate contracts (1)	$1
Embedded derivatives:
GLB (1)	(1)
Total derivative instruments	$-

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

As of December 31, 2020, less than $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2020, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$-	$-	$-	$-
A+	8	(2)	14	-
A	-	-	-	-
	$8	$(2)	$14	$-

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$21	$37
Gross amounts offset	(7)	-	(7)
Net amount of assets	9	21	30
Gross amounts not offset:
Cash collateral	(8)	-	(8)
Net amount	$1	$21	$22

Financial Liabilities
Gross amount of recognized liabilities	$3	$4	$7
Gross amounts offset	(1)	-	(1)
Net amount of liabilities	2	4	6
Gross amounts not offset:
Cash collateral	(2)	-	(2)
Net amount	$-	$4	$4

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$19	$35
Gross amounts offset	(5)	-	(5)
Net amount of assets	11	19	30
Gross amounts not offset:
Cash collateral	(14)	-	(14)
Net amount	$(3)	$19	$16

Financial Liabilities
Gross amount of recognized liabilities	$-	$6	$6
Gross amounts offset	-	-	-
Net amount of liabilities	-	6	6
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$-	$6	$6

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$8	$35	$15
Deferred	2	12	(13)
Federal income tax expense (benefit)	$10	$47	$2

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$70	$252	$73
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	15	53	16
Effect of:
Tax-preferred investment income (1)	(4)	(4)	(3)
Tax credits	(2)	(2)	(1)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	(1)	(9)
Other items	1	1	(1)
Federal income tax expense (benefit)	$10	$47	$2
Effective tax rate	14%	19%	3%

(1)	Relates primarily to dividends eligible for the dividends-received deduction.
(2)

In 2018, we recognized a $9 million tax benefit from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $1 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$8	$(15)
Deferred	(477)	(344)
Total federal income tax asset (liability)	$(469)	$(359)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Investment activity	$34	$26
Other	1	1
Total deferred tax assets	$35	$27
Deferred Tax Liabilities
DAC	$5	$10
VOBA	40	58
Net unrealized gain on fixed maturity AFS securities	333	186
Future contract benefits and other contract holder funds	121	112
Other	13	5
Total deferred tax liabilities	$512	$371
Net deferred tax asset (liability)	$(477)	$(344)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2020 and 2019, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2020, 2019 and 2018, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$177	$392	$372
Deferrals	23	37	31
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(25)	(39)	(40)
Unlocking	(26)	(33)	(28)
Adjustment related to realized (gains) losses	(5)	(2)	(3)
Adjustment related to unrealized (gains) losses	14	(178)	60
Balance as of end-of-year	$158	$177	$392

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$276	$186	$187
Amortization:
Amortization, excluding unlocking	(29)	(33)	(33)
Unlocking	(44)	150	(13)
Accretion of interest (1)	17	12	12
Adjustment related to realized gains (losses)	(2)	-	-
Adjustment related to unrealized (gains) losses	(29)	(39)	33
Balance as of end-of-year	$189	$276	$186

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$16
2022	17
2023	18
2024	18
2025	18

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$6	$7	$8
Deferrals	-	-	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(1)	(2)
Balance as of end-of-year	$5	$6	$7

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$104	$159	$129
Deferrals	19	27	23
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(4)	(9)	(6)
Unlocking	(22)	(15)	(13)
Adjustment related to realized (gains) losses	(6)	-	(1)
Adjustment related to unrealized (gains) losses	(46)	(58)	27
Balance as of end-of-year	$45	$104	$159

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$673	$691	$679
Reinsurance ceded	(194)	(187)	(184)
Total insurance premiums and fee income	$479	$504	$495

Direct insurance benefits	$671	$587	$595
Reinsurance recoveries netted against benefits	(268)	(182)	(231)
Total benefits	$403	$405	$364

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured 26% of the mortality risk on newly issued life insurance contracts in 2020.  Portions of our variable and deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2020 and 2019, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $527 million and $536 million as of December 31, 2020 and 2019, respectively.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets.  We established a credit loss allowance of $20 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions.  During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements.  See Note 2 for additional information.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

See “Realized Gain (Loss)” in Note 12 for information on reinsurance related embedded derivatives.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$4

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2020.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$5,232	$4,914
Net amount at risk (2)	1	2
Average attained age of contract holders	65 years	64 years

Anniversary Contract Value
Total account value	$1,364	$1,296
Net amount at risk (2)	3	4
Average attained age of contract holders	70 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$4	$6	$3
Changes in reserves	-	(2)	3
Balance as of end-of-year	$4	$4	$6

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$2,761	$2,507
International equity	826	790
Fixed income	2,030	1,941
Total	$5,617	$5,238

Percent of total variable annuity
separate account values	90%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 31% and 30% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

From time to time, we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020.  While the potential future charges could be material in the particular period in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Cost of Insurance Litigation

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case.  On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment.  The court has not yet set a trial date, and we continue to vigorously defend this action.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2020 and 2019, 87% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(1) million and $(2) million as of December 31, 2020 and 2019, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$462	$13	$310
Cumulative effect from adoption of new accounting standards	9	-	62
Unrealized holding gains (losses) arising during the year	695	799	(573)
Change in foreign currency exchange rate adjustment	3	1	-
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(48)	(236)	114
Income tax benefit (expense)	(139)	(118)	95
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3)	(4)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	(5)	-	(1)
Income tax benefit (expense)	2	1	3
Balance as of end-of-year	$988	$462	$13
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$9	$7	$7
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(9)	-	-
Income tax benefit (expense)	-	-	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of
fixed maturity AFS securities	-	3	(1)
Change in DAC, VOBA, DSI and DFEL	-	-	-
Income tax benefit (expense)	-	(1)	-
Balance as of end-of-year	$-	$9	$7
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$8	$-	$1
Unrealized holding gains (losses) arising during the year	(6)	12	(1)
Change in foreign currency exchange rate adjustment	(3)	(1)	-
Change in DAC, VOBA, DSI and DFEL	1	(1)	-
Income tax benefit (expense)	2	(2)	-
Balance as of end-of-year	$2	$8	$-

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$(3)	$(4)	$(7)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(5)	-	(1)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(8)	(4)	(8)	operations before taxes
Income tax benefit (expense)	2	1	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(6)	$(3)	$(5)	Net income (loss)

Unrealized OTTI on Fixed Maturity
AFS Securities
Gross reclassification	$-	$2	$-	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	2	-	operations before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$2	$-	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$1	$3	$1
Gross losses	(4)	(7)	(8)
Realized gain (loss) on equity securities (1)	(1)	-	-
Credit loss benefit (expense) on mortgage loans on real estate	(5)	-	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(5)	-	(1)
Total realized gain (loss) related to certain financial assets	(14)	(4)	(8)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	57	43	1
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	(2)	(8)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(2)	(2)
Total realized gain (loss)	$40	$29	$(19)

(1)	Includes market adjustments on equity securities still held of $(1) million and $0 for the years ended December 31, 2020 and 2019, respectively.
(2)	Represents changes in the fair values of certain derivative investments. See Notes 1 and 7 for information regarding Modco.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$55	$66	$62
General and administrative expenses	60	75	65
Expenses associated with reserve financing	16	14	13
DAC and VOBA deferrals and interest, net of amortization	84	(94)	71
Taxes, licenses and fees	14	17	22
Total	$229	$78	$233

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2020	2019
U.S. capital and surplus	$997	$1,106

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$25	$102	$85
U.S. net income (loss)	23	99	80

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to unfavorable reserve strain on certain products and an increase in benefits, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income increased due primarily to more favorable reserve strain than experienced in the prior year on certain Annuities and Retirement Plan Services products, partially offset by higher death benefits, general insurance expenses and increased federal and foreign taxes incurred.

State Prescribed and Permitted Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	(1)	-

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2020, the Company’s RBC ratio was in excess of 10  times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $25 million in 2021 without New York Department of Insurance approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$8,848	$8,848	$8,033	$8,033
Equity securities	1	1	2	2
Mortgage loans on real estate	943	1,035	916	952
Derivative investments (1)	9	9	11	11
Other investments	19	19	20	20
Cash and invested cash	103	103	82	82
Reinsurance related embedded derivatives	18	18	15	15
Other assets – GLB ceded embedded
derivatives	3	3	4	4
Separate account assets	7,734	7,734	7,095	7,095

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(23)	(23)	(24)	(24)
Account values of certain investment contracts	(1,311)	(1,719)	(1,180)	(1,553)
Other liabilities:
Short-term debt	-	-	(26)	(26)
GLB direct embedded derivatives	(2)	(2)	(4)	(4)

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019, and we noted no changes in our valuation methodologies between these periods.  The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,489	$87	$7,576
ABS	-	124	10	134
U.S. government bonds	18	-	-	18
Foreign government bonds	-	30	-	30
RMBS	-	357	1	358
CMBS	-	52	-	52
State and municipal bonds	-	598	-	598
Hybrid and redeemable preferred securities	-	76	6	82
Equity securities	1	-	-	1
Derivative investments (1)	-	11	5	16
Cash and invested cash	-	103	-	103
Reinsurance related embedded derivatives	-	18	-	18
Other assets – GLB ceded embedded derivatives	-	-	3	3
Separate account assets	34	7,700	-	7,734
Total assets	$53	$16,558	$112	$16,723

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(10)	-	(10)
GLB direct embedded derivatives	-	-	(2)	(2)
Total liabilities	$-	$(10)	$(4)	$(14)

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,891	$65	$6,956
ABS	-	114	-	114
U.S. government bonds	18	-	-	18
Foreign government bonds	-	34	2	36
RMBS	-	352	3	355
CMBS	-	25	-	25
State and municipal bonds	-	490	-	490
Hybrid and redeemable preferred securities	-	38	1	39
Equity securities	2	-	-	2
Derivative investments (1)	-	-	16	16
Cash and invested cash	-	82	-	82
Reinsurance related embedded derivatives	-	15	-	15
Other assets – GLB direct embedded derivatives	-	-	4	4
Separate account assets	39	7,056	-	7,095
Total assets	$59	$15,097	$91	$15,247

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(2)	(3)	(5)
GLB direct embedded derivatives	-		(4)	(4)
Total liabilities	$-	$(2)	$(9)	$(11)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (4)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (4)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$63	$6	$2	$(5)	$(1)	$65
ABS	-	-	-	2	(2)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	3	-	3
CMBS	-	1	-	(1)	-	-
Hybrid and redeemable
preferred securities	2	-	(1)	-	-	1
Derivative investments	-	-	19	(6)	-	13
Other assets – GLB ceded
embedded derivatives (4)	15	(11)	-	-	-	4
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1)	(1)	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (4)	(16)	12	-	-	-	(4)
Total, net	$65	$7	$20	$(7)	$(3)	$82

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$89	$5	$(12)	$(19)	$-	$63
ABS	6	-	-	-	(6)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	5	-	-	-	(5)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (4)
GLB direct embedded derivatives	21	(21)	-	-	-	-
GLB ceded embedded derivatives	-	15	-	-	-	15
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	1	-	(1)
Other liabilities: (4)
GLB direct embedded derivatives	-	(16)	-	-	-	(16)
GLB ceded embedded derivatives	(21)	21	-	-	-	-
Total, net	$102	$4	$(12)	$(18)	$(11)	$65

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Transfers into or out of Level 3 for fixed maturity AFS securities are reported at amortized cost as of the beginning-of-year.  The difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from the changes in fair value are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
RMBS	-	-	-	-	-	-
CMBS	-	-	-	-	-	-
Derivative investments	3	(21)	(1)	-	-	(18)
Total, net	$57	$(79)	$(3)	$(1)	$(4)	$(29)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$7	$-	$-	$(1)	$(11)	$(5)
ABS	2	-	-	-	-	2
RMBS	3	-	-	-	-	3
CMBS	-	-	-	(1)	-	(1)
Derivative investments	-	(6)	-	-	-	(6)
Total, net	$12	$(6)	$-	$(2)	$(11)	$(7)

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(11)	$-	$(1)	$(7)	$(19)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	1	-	1
Total, net	$-	$(11)	$-	$-	$(7)	$(18)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments (1)	$2	$-	$-
Other assets – GLB direct and ceded	31	43	(7)
Other liabilities – GLB direct and ceded	(31)	(43)	7
Total, net (1)	$2	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$4
Hybrid and redeemable preferred securities	(1)
Total, net	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(12)	$(1)
ABS	-	(2)	(2)
Total, net	$11	$(14)	$(3)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
ABS	$-	$(6)	$(6)
RMBS	-	(5)	(5)
Total, net	$-	$(11)	$(11)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities - corporate
bonds	$63	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	6.4%	1.7%
Other assets –
GLB direct and ceded
embedded derivatives	3	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	(2)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB direct and ceded
embedded derivatives	(2)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital, other corporate investments, benefit plan net liability, and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and

•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$131	$162	$167
Retirement Plan Services	72	73	69
Life Insurance	545	560	548
Group Protection	97	92	82
Other Operations	27	27	30
Excluded realized gain (loss), pre-tax	28	19	(29)
Total revenues	$900	$933	$867

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$43	$49	$58
Retirement Plan Services	6	6	4
Life Insurance	(29)	121	8
Group Protection	(3)	(9)	(8)
Other Operations	21	21	23
Excluded realized gain (loss), after-tax	22	16	(23)
Net impact from the Tax Cuts and Jobs Act	-	1	9
Net income (loss)	$60	$205	$71

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$28	$34	$37
Retirement Plan Services	63	63	60
Life Insurance	257	269	256
Group Protection	6	6	8
Other Operations	27	27	30
Total net investment income	$381	$399	$391

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$18	$21	$16
Retirement Plan Services	-	1	1
Life Insurance	86	(82)	84
Group Protection	3	3	2
Total amortization of DAC and VOBA, net of interest	$107	$(57)	$103

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$7	$8	$11
Life Insurance	(8)	32	1
Group Protection	(1)	(2)	(2)
Other Operations	6	6	7
Excluded realized gain (loss)	6	4	(6)
Net impact from the Tax Cuts and Jobs Act	-	(1)	(9)
Total federal income tax expense (benefit)	$10	$47	$2

	As of December 31,
	2020	2019
Assets
Annuities	$6,898	$6,499
Retirement Plan Services	3,090	2,718
Life Insurance	9,624	9,077
Group Protection	176	172
Other Operations	837	747
Total assets	$20,625	$19,213

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Income taxes paid (received)	$31	$7	$27

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Ceded reinsurance contracts	$153	$144	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	18	11	Reinsurance related embedded derivatives
Ceded reinsurance contracts	13	18	Other assets
Service agreement receivable	4	8	Other assets

Liabilities with affiliates:
Inter-company short-term debt	-	26	Other liabilities
Ceded reinsurance contracts	2	-	Other liabilities
Service agreement payable	19	1	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(25)	$(17)	$(10)	Insurance premiums
Fees for management of general account	(2)	(2)	(3)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1)	(12)	37	Realized gain (loss)
Other gains (losses)	(38)	(38)	(49)	Realized gain (loss)
Ceded reinsurance contracts	-	-	1	Other revenues

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(2)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(10)	(1)	(16)	Benefits
Ceded reinsurance contracts	(16)	(23)	(23)	Commissions and other
				expenses
Service agreement payments	61	77	68	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2021, the date the financial statements were available to be issued.  On March 24, 2021, LLANY paid a cash dividend in the amount of $25 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Variable Annuity Account H

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
American Funds 2010 Target Date Fund - Class 4	$13,285,079	$13,285,079	$13,285,079
American Funds 2015 Target Date Fund - Class 4	2,043,872	2,043,872	2,043,872
American Funds 2035 Target Date Fund - Class 4	76,244	76,244	76,244
American Funds Asset Allocation Fund - Class 2	87,179,999	87,179,999	87,179,999
American Funds Asset Allocation Fund - Class 4	11,920,260	11,920,260	11,920,260
American Funds Blue Chip Income and Growth Fund - Class 2	83,619,492	83,619,492	83,619,492
American Funds Blue Chip Income and Growth Fund - Class 4	4,003,870	4,003,870	4,003,870
American Funds Bond Fund - Class 2	69,385,577	69,385,577	69,385,577
American Funds Bond Fund - Class 4	8,846,413	8,846,413	8,846,413
American Funds Capital Income Builder® - Class 4	9,307,594	9,307,594	9,307,594
American Funds Capital World Bond Fund - Class 2	30,981,203	30,981,203	30,981,203
American Funds Capital World Bond Fund - Class 4	233,951	233,951	233,951
American Funds Global Balanced Fund - Class 2	5,472,701	5,472,701	5,472,701
American Funds Global Balanced Fund - Class 4	1,940,961	1,940,961	1,940,961
American Funds Global Growth and Income Fund - Class 2	36,619,744	36,619,744	36,619,744
American Funds Global Growth and Income Fund - Class 4	1,292,214	1,292,214	1,292,214
American Funds Global Growth Fund - Class 2	62,273,426	62,273,426	62,273,426
American Funds Global Growth Fund - Class 4	2,205,544	2,205,544	2,205,544
American Funds Global Growth PortfolioSM - Class 4	5,304,772	5,304,772	5,304,772
American Funds Global Small Capitalization Fund - Class 2	30,820,198	30,820,198	30,820,198
American Funds Global Small Capitalization Fund - Class 4	601,613	601,613	601,613
American Funds Growth and Income PortfolioSM - Class 4	12,774,502	12,774,502	12,774,502
American Funds Growth Fund - Class 2	195,225,369	195,225,369	195,225,369
American Funds Growth Fund - Class 4	16,258,520	16,258,520	16,258,520
American Funds Growth-Income Fund - Class 2	137,621,778	137,621,778	137,621,778
American Funds Growth-Income Fund - Class 4	5,780,984	5,780,984	5,780,984
American Funds High-Income Bond Fund - Class 2	17,345,406	17,345,406	17,345,406
American Funds High-Income Bond Fund - Class 4	381,419	381,419	381,419
American Funds International Fund - Class 2	50,617,379	50,617,379	50,617,379
American Funds International Fund - Class 4	1,604,407	1,604,407	1,604,407
American Funds International Growth and Income Fund - Class 2	8,326,244	8,326,244	8,326,244
American Funds International Growth and Income Fund - Class 4	1,094,374	1,094,374	1,094,374
American Funds Managed Risk Asset Allocation Fund - Class P2	64,913,301	64,913,301	64,913,301
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	18,735,239	18,735,239	18,735,239
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	17,764,997	17,764,997	17,764,997
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	47,747,357	47,747,357	47,747,357
American Funds Managed Risk Growth Fund - Class P2	18,669,194	18,669,194	18,669,194
American Funds Managed Risk Growth PortfolioSM - Class P2	55,017,723	55,017,723	55,017,723
American Funds Managed Risk Growth-Income Fund - Class P2	12,889,418	12,889,418	12,889,418
American Funds Managed Risk International Fund - Class P2	7,663,914	7,663,914	7,663,914
American Funds Mortgage Fund - Class 2	1,941,119	1,941,119	1,941,119
American Funds Mortgage Fund - Class 4	640,438	640,438	640,438
American Funds New World Fund® - Class 2	23,271,509	23,271,509	23,271,509
American Funds New World Fund® - Class 4	390,332	390,332	390,332
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	42,620,893	42,620,893	42,620,893
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	3,695,803	3,695,803	3,695,803
American Funds Ultra-Short Bond Fund - Class 2	14,019,657	14,019,657	14,019,657
American Funds Ultra-Short Bond Fund - Class 4	165,501	165,501	165,501
LVIP American Balanced Allocation Fund - Service Class	40,700,323	40,700,323	40,700,323
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	72,698,684	72,698,684	72,698,684
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	115,024,341	115,024,341	115,024,341
LVIP American Growth Allocation Fund - Service Class	31,382,118	31,382,118	31,382,118
LVIP American Income Allocation Fund - Service Class	4,930,015	4,930,015	4,930,015
LVIP American Preservation Fund - Service Class	43,619,097	43,619,097	43,619,097

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Variable Annuity Account H

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds 2010 Target Date Fund - Class 4	$239,356	$(70,549)	$168,807	$27,858
American Funds 2015 Target Date Fund - Class 4	33,898	(9,743)	24,155	1,070
American Funds 2035 Target Date Fund - Class 4	744	(36)	708	—
American Funds Asset Allocation Fund - Class 2	1,364,580	(1,240,977)	123,603	1,872,863
American Funds Asset Allocation Fund - Class 4	155,404	(149,561)	5,843	27,029
American Funds Blue Chip Income and Growth Fund - Class 2	1,324,757	(1,205,885)	118,872	566,093
American Funds Blue Chip Income and Growth Fund - Class 4	54,617	(49,685)	4,932	(5,530)
American Funds Bond Fund - Class 2	1,385,698	(1,036,088)	349,610	646,631
American Funds Bond Fund - Class 4	154,651	(110,890)	43,761	42,526
American Funds Capital Income Builder® - Class 4	221,841	(120,236)	101,605	(5,542)
American Funds Capital World Bond Fund - Class 2	351,355	(470,059)	(118,704)	52,996
American Funds Capital World Bond Fund - Class 4	2,236	(2,917)	(681)	511
American Funds Global Balanced Fund - Class 2	55,861	(91,300)	(35,439)	90,382
American Funds Global Balanced Fund - Class 4	15,896	(26,792)	(10,896)	5,473
American Funds Global Growth and Income Fund - Class 2	420,227	(509,424)	(89,197)	1,025,918
American Funds Global Growth and Income Fund - Class 4	11,892	(14,979)	(3,087)	1,065
American Funds Global Growth Fund - Class 2	191,238	(870,716)	(679,478)	2,597,734
American Funds Global Growth Fund - Class 4	2,944	(32,884)	(29,940)	(50,110)
American Funds Global Growth PortfolioSM - Class 4	41,828	(63,880)	(22,052)	43,606
American Funds Global Small Capitalization Fund - Class 2	43,660	(406,916)	(363,256)	800,359
American Funds Global Small Capitalization Fund - Class 4	595	(8,609)	(8,014)	(144,253)
American Funds Growth and Income PortfolioSM - Class 4	209,658	(199,655)	10,003	36,871
American Funds Growth Fund - Class 2	520,903	(2,600,159)	(2,079,256)	11,195,780
American Funds Growth Fund - Class 4	23,915	(171,546)	(147,631)	62,186
American Funds Growth-Income Fund - Class 2	1,706,031	(1,977,654)	(271,623)	2,314,167
American Funds Growth-Income Fund - Class 4	58,927	(82,727)	(23,800)	(158,557)
American Funds High-Income Bond Fund - Class 2	1,419,248	(259,745)	1,159,503	(402,545)
American Funds High-Income Bond Fund - Class 4	27,099	(4,181)	22,918	(420)
American Funds International Fund - Class 2	289,552	(709,183)	(419,631)	471,017
American Funds International Fund - Class 4	5,980	(19,510)	(13,530)	(725)
American Funds International Growth and Income Fund - Class 2	110,956	(121,107)	(10,151)	78,071
American Funds International Growth and Income Fund - Class 4	12,245	(14,609)	(2,364)	(16,423)
American Funds Managed Risk Asset Allocation Fund - Class P2	936,937	(919,363)	17,574	236,543
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	317,375	(280,199)	37,176	(161,299)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	183,868	(262,364)	(78,496)	73,197
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	720,226	(667,587)	52,639	239,271
American Funds Managed Risk Growth Fund - Class P2	117,276	(252,200)	(134,924)	882,561
American Funds Managed Risk Growth PortfolioSM - Class P2	559,072	(750,214)	(191,142)	800,354
American Funds Managed Risk Growth-Income Fund - Class P2	184,332	(176,346)	7,986	155,584
American Funds Managed Risk International Fund - Class P2	95,093	(118,501)	(23,408)	(109,844)
American Funds Mortgage Fund - Class 2	22,248	(27,275)	(5,027)	23,004
American Funds Mortgage Fund - Class 4	6,276	(8,026)	(1,750)	3,604
American Funds New World Fund® - Class 2	15,274	(317,239)	(301,965)	675,288
American Funds New World Fund® - Class 4	111	(3,917)	(3,806)	717
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	745,630	(669,690)	75,940	515,893
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	56,955	(41,457)	15,498	30,027
American Funds Ultra-Short Bond Fund - Class 2	30,298	(224,630)	(194,332)	(11,562)
American Funds Ultra-Short Bond Fund - Class 4	328	(2,938)	(2,610)	(1,329)
LVIP American Balanced Allocation Fund - Service Class	596,256	(626,718)	(30,462)	253,675
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,061,441	(1,072,711)	(11,270)	334,974
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,242,418	(1,717,586)	(475,168)	786,766
LVIP American Growth Allocation Fund - Service Class	355,682	(504,868)	(149,186)	265,814
LVIP American Income Allocation Fund - Service Class	90,147	(80,357)	9,790	(11,408)
LVIP American Preservation Fund - Service Class	544,650	(662,569)	(117,919)	235,624

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting From Operations
American Funds 2010 Target Date Fund - Class 4	$4,444	$32,302	$908,265	$1,109,374
American Funds 2015 Target Date Fund - Class 4	777	1,847	150,150	176,152
American Funds 2035 Target Date Fund - Class 4	—	—	536	1,244
American Funds Asset Allocation Fund - Class 2	383,930	2,256,793	6,165,699	8,546,095
American Funds Asset Allocation Fund - Class 4	48,500	75,529	1,099,083	1,180,455
American Funds Blue Chip Income and Growth Fund - Class 2	930,498	1,496,591	3,741,630	5,357,093
American Funds Blue Chip Income and Growth Fund - Class 4	39,283	33,753	320,881	359,566
American Funds Bond Fund - Class 2	613,903	1,260,534	3,368,391	4,978,535
American Funds Bond Fund - Class 4	71,711	114,237	388,599	546,597
American Funds Capital Income Builder® - Class 4	—	(5,542)	156,661	252,724
American Funds Capital World Bond Fund - Class 2	475,609	528,605	1,738,941	2,148,842
American Funds Capital World Bond Fund - Class 4	3,490	4,001	13,679	16,999
American Funds Global Balanced Fund - Class 2	200,237	290,619	133,154	388,334
American Funds Global Balanced Fund - Class 4	71,835	77,308	84,349	150,761
American Funds Global Growth and Income Fund - Class 2	865,827	1,891,745	556,859	2,359,407
American Funds Global Growth and Income Fund - Class 4	26,125	27,190	70,386	94,489
American Funds Global Growth Fund - Class 2	1,548,780	4,146,514	10,685,876	14,152,912
American Funds Global Growth Fund - Class 4	52,386	2,276	372,306	344,642
American Funds Global Growth PortfolioSM - Class 4	199,568	243,174	746,195	967,317
American Funds Global Small Capitalization Fund - Class 2	1,630,136	2,430,495	4,842,987	6,910,226
American Funds Global Small Capitalization Fund - Class 4	28,765	(115,488)	71,340	(52,162)
American Funds Growth and Income PortfolioSM - Class 4	343,905	380,776	1,026,040	1,416,819
American Funds Growth Fund - Class 2	3,952,720	15,148,500	56,212,933	69,282,177
American Funds Growth Fund - Class 4	278,329	340,515	4,810,075	5,002,959
American Funds Growth-Income Fund - Class 2	3,365,374	5,679,541	8,990,195	14,398,113
American Funds Growth-Income Fund - Class 4	128,088	(30,469)	494,811	440,542
American Funds High-Income Bond Fund - Class 2	—	(402,545)	148,502	905,460
American Funds High-Income Bond Fund - Class 4	—	(420)	4,749	27,247
American Funds International Fund - Class 2	—	471,017	5,791,284	5,842,670
American Funds International Fund - Class 4	—	(725)	201,511	187,256
American Funds International Growth and Income Fund - Class 2	—	78,071	311,245	379,165
American Funds International Growth and Income Fund - Class 4	—	(16,423)	59,902	41,115
American Funds Managed Risk Asset Allocation Fund - Class P2	2,439,892	2,676,435	(81,265)	2,612,744
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	572,121	410,822	(975,005)	(527,007)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	478,547	551,744	187,690	660,938
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	1,223,913	1,463,184	175,490	1,691,313
American Funds Managed Risk Growth Fund - Class P2	729,238	1,611,799	3,087,352	4,564,227
American Funds Managed Risk Growth PortfolioSM - Class P2	1,783,245	2,583,599	3,434,020	5,826,477
American Funds Managed Risk Growth-Income Fund - Class P2	566,589	722,173	202,070	932,229
American Funds Managed Risk International Fund - Class P2	64,767	(45,077)	51,512	(16,973)
American Funds Mortgage Fund - Class 2	3,111	26,115	65,310	86,398
American Funds Mortgage Fund - Class 4	990	4,594	24,077	26,921
American Funds New World Fund® - Class 2	225,382	900,670	3,693,351	4,292,056
American Funds New World Fund® - Class 4	3,093	3,810	70,657	70,661
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	817,210	1,333,103	1,677,950	3,086,993
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	66,076	96,103	62,576	174,177
American Funds Ultra-Short Bond Fund - Class 2	—	(11,562)	(12,916)	(218,810)
American Funds Ultra-Short Bond Fund - Class 4	—	(1,329)	761	(3,178)
LVIP American Balanced Allocation Fund - Service Class	1,270,083	1,523,758	3,486,799	4,980,095
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,938,770	2,273,744	3,096,200	5,358,674
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2,254,392	3,041,158	6,681,924	9,247,914
LVIP American Growth Allocation Fund - Service Class	1,113,564	1,379,378	2,811,985	4,042,177
LVIP American Income Allocation Fund - Service Class	96,548	85,140	415,989	510,919
LVIP American Preservation Fund - Service Class	—	235,624	1,442,665	1,560,370

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	American Funds 2010 Target Date Fund - Class 4 Subaccount	American Funds 2015 Target Date Fund - Class 4 Subaccount	American Funds 2035 Target Date Fund - Class 4 Subaccount	American Funds Asset Allocation Fund - Class 2 Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 2 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$—	$—	$79,990,736	$6,621,020	$80,230,739	$1,445,295
Changes From Operations:
• Net investment income (loss)	—	—	—	311,746	26,091	326,349	15,342
• Net realized gain (loss) on investments	—	—	—	5,989,114	397,001	7,873,255	147,786
• Net change in unrealized appreciation or depreciation on investments	—	—	—	8,612,521	952,861	6,657,131	211,585
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	14,913,381	1,375,953	14,856,735	374,713
Change From Unit Transactions:
• Net unit transactions	—	—	—	(8,299,428)	1,217,841	(10,235,712)	1,079,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	(8,299,428)	1,217,841	(10,235,712)	1,079,357
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	6,613,953	2,593,794	4,621,023	1,454,070
NET ASSETS AT DECEMBER 31, 2019	—	—	—	86,604,689	9,214,814	84,851,762	2,899,365
Changes From Operations:
• Net investment income (loss)	168,807	24,155	708	123,603	5,843	118,872	4,932
• Net realized gain (loss) on investments	32,302	1,847	—	2,256,793	75,529	1,496,591	33,753
• Net change in unrealized appreciation or depreciation on investments	908,265	150,150	536	6,165,699	1,099,083	3,741,630	320,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,109,374	176,152	1,244	8,546,095	1,180,455	5,357,093	359,566
Change From Unit Transactions:
• Net unit transactions	12,175,705	1,867,720	75,000	(7,970,785)	1,524,991	(6,589,363)	744,939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,175,705	1,867,720	75,000	(7,970,785)	1,524,991	(6,589,363)	744,939
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,285,079	2,043,872	76,244	575,310	2,705,446	(1,232,270)	1,104,505
NET ASSETS AT DECEMBER 31, 2020	$13,285,079	$2,043,872	$76,244	$87,179,999	$11,920,260	$83,619,492	$4,003,870

See accompanying notes.

	American Funds Bond Fund - Class 2 Subaccount	American Funds Bond Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Capital World Bond Fund - Class 2 Subaccount	American Funds Capital World Bond Fund - Class 4 Subaccount	American Funds Global Balanced Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$65,257,323	$4,174,356	$7,702,906	$30,786,228	$140,264	$5,166,281
Changes From Operations:
• Net investment income (loss)	650,400	60,857	103,807	(17,032)	(141)	(25,912)
• Net realized gain (loss) on investments	93,513	16,899	21,758	23,131	930	234,554
• Net change in unrealized appreciation or depreciation on investments	4,151,918	274,756	1,116,159	1,832,075	8,120	701,775
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,895,831	352,512	1,241,724	1,838,174	8,909	910,417
Change From Unit Transactions:
• Net unit transactions	(4,032,257)	1,800,369	128,160	(2,220,940)	18,866	(433,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,032,257)	1,800,369	128,160	(2,220,940)	18,866	(433,604)
TOTAL INCREASE (DECREASE) IN NET ASSETS	863,574	2,152,881	1,369,884	(382,766)	27,775	476,813
NET ASSETS AT DECEMBER 31, 2019	66,120,897	6,327,237	9,072,790	30,403,462	168,039	5,643,094
Changes From Operations:
• Net investment income (loss)	349,610	43,761	101,605	(118,704)	(681)	(35,439)
• Net realized gain (loss) on investments	1,260,534	114,237	(5,542)	528,605	4,001	290,619
• Net change in unrealized appreciation or depreciation on investments	3,368,391	388,599	156,661	1,738,941	13,679	133,154
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,978,535	546,597	252,724	2,148,842	16,999	388,334
Change From Unit Transactions:
• Net unit transactions	(1,713,855)	1,972,579	(17,920)	(1,571,101)	48,913	(558,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,713,855)	1,972,579	(17,920)	(1,571,101)	48,913	(558,727)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,264,680	2,519,176	234,804	577,741	65,912	(170,393)
NET ASSETS AT DECEMBER 31, 2020	$69,385,577	$8,846,413	$9,307,594	$30,981,203	$233,951	$5,472,701

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Global Balanced Fund - Class 4 Subaccount	American Funds Global Growth and Income Fund - Class 2 Subaccount	American Funds Global Growth and Income Fund - Class 4 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Growth PortfolioSM - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,389,206	$35,503,473	$387,528	$49,163,140	$1,395,944	$3,423,110	$23,920,472
Changes From Operations:
• Net investment income (loss)	(6,700)	109,642	4,544	(277,902)	(11,374)	(27,823)	(372,267)
• Net realized gain (loss) on investments	54,253	3,545,617	64,061	4,762,828	104,530	207,578	2,215,062
• Net change in unrealized appreciation or depreciation on investments	225,520	5,869,385	132,219	10,758,479	418,387	854,442	4,842,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	273,073	9,524,644	200,824	15,243,405	511,543	1,034,197	6,685,298
Change From Unit Transactions:
• Net unit transactions	112,349	(7,474,386)	447,050	(8,458,546)	468,669	32,559	(3,329,921)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	112,349	(7,474,386)	447,050	(8,458,546)	468,669	32,559	(3,329,921)
TOTAL INCREASE (DECREASE) IN NET ASSETS	385,422	2,050,258	647,874	6,784,859	980,212	1,066,756	3,355,377
NET ASSETS AT DECEMBER 31, 2019	1,774,628	37,553,731	1,035,402	55,947,999	2,376,156	4,489,866	27,275,849
Changes From Operations:
• Net investment income (loss)	(10,896)	(89,197)	(3,087)	(679,478)	(29,940)	(22,052)	(363,256)
• Net realized gain (loss) on investments	77,308	1,891,745	27,190	4,146,514	2,276	243,174	2,430,495
• Net change in unrealized appreciation or depreciation on investments	84,349	556,859	70,386	10,685,876	372,306	746,195	4,842,987
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,761	2,359,407	94,489	14,152,912	344,642	967,317	6,910,226
Change From Unit Transactions:
• Net unit transactions	15,572	(3,293,394)	162,323	(7,827,485)	(515,254)	(152,411)	(3,365,877)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,572	(3,293,394)	162,323	(7,827,485)	(515,254)	(152,411)	(3,365,877)
TOTAL INCREASE (DECREASE) IN NET ASSETS	166,333	(933,987)	256,812	6,325,427	(170,612)	814,906	3,544,349
NET ASSETS AT DECEMBER 31, 2020	$1,940,961	$36,619,744	$1,292,214	$62,273,426	$2,205,544	$5,304,772	$30,820,198

See accompanying notes.

	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth and Income PortfolioSM - Class 4 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$955,981	$7,443,706	$141,719,991	$6,297,544	$126,848,250	$2,711,994
Changes From Operations:
• Net investment income (loss)	(15,185)	3,862	(1,296,290)	(69,706)	57,581	307
• Net realized gain (loss) on investments	65,909	305,797	19,926,858	870,904	16,594,276	422,603
• Net change in unrealized appreciation or depreciation on investments	220,940	1,181,362	19,462,916	1,269,689	12,220,952	410,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	271,664	1,491,021	38,093,484	2,070,887	28,872,809	833,006
Change From Unit Transactions:
• Net unit transactions	(82,718)	2,560,888	(21,893,619)	2,077,083	(19,797,035)	1,782,546
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(82,718)	2,560,888	(21,893,619)	2,077,083	(19,797,035)	1,782,546
TOTAL INCREASE (DECREASE) IN NET ASSETS	188,946	4,051,909	16,199,865	4,147,970	9,075,774	2,615,552
NET ASSETS AT DECEMBER 31, 2019	1,144,927	11,495,615	157,919,856	10,445,514	135,924,024	5,327,546
Changes From Operations:
• Net investment income (loss)	(8,014)	10,003	(2,079,256)	(147,631)	(271,623)	(23,800)
• Net realized gain (loss) on investments	(115,488)	380,776	15,148,500	340,515	5,679,541	(30,469)
• Net change in unrealized appreciation or depreciation on investments	71,340	1,026,040	56,212,933	4,810,075	8,990,195	494,811
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,162)	1,416,819	69,282,177	5,002,959	14,398,113	440,542
Change From Unit Transactions:
• Net unit transactions	(491,152)	(137,932)	(31,976,664)	810,047	(12,700,359)	12,896
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(491,152)	(137,932)	(31,976,664)	810,047	(12,700,359)	12,896
TOTAL INCREASE (DECREASE) IN NET ASSETS	(543,314)	1,278,887	37,305,513	5,813,006	1,697,754	453,438
NET ASSETS AT DECEMBER 31, 2020	$601,613	$12,774,502	$195,225,369	$16,258,520	$137,621,778	$5,780,984

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 4 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 2 Subaccount	American Funds International Growth and Income Fund - Class 4 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$18,816,178	$182,905	$44,448,582	$938,462	$8,373,194	$594,805	$52,560,598
Changes From Operations:
• Net investment income (loss)	873,710	10,417	(95,764)	(2,395)	74,969	9,618	464,586
• Net realized gain (loss) on investments	(177,911)	(1,485)	1,577,089	26,667	274,744	14,363	2,747,846
• Net change in unrealized appreciation or depreciation on investments	1,278,899	12,113	7,347,013	185,617	1,301,666	127,538	5,456,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,974,698	21,045	8,828,338	209,889	1,651,379	151,519	8,668,536
Change From Unit Transactions:
• Net unit transactions	(2,180,225)	59,361	(5,531,851)	149,458	(1,307,689)	322,065	2,499,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,180,225)	59,361	(5,531,851)	149,458	(1,307,689)	322,065	2,499,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	(205,527)	80,406	3,296,487	359,347	343,690	473,584	11,167,585
NET ASSETS AT DECEMBER 31, 2019	18,610,651	263,311	47,745,069	1,297,809	8,716,884	1,068,389	63,728,183
Changes From Operations:
• Net investment income (loss)	1,159,503	22,918	(419,631)	(13,530)	(10,151)	(2,364)	17,574
• Net realized gain (loss) on investments	(402,545)	(420)	471,017	(725)	78,071	(16,423)	2,676,435
• Net change in unrealized appreciation or depreciation on investments	148,502	4,749	5,791,284	201,511	311,245	59,902	(81,265)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	905,460	27,247	5,842,670	187,256	379,165	41,115	2,612,744
Change From Unit Transactions:
• Net unit transactions	(2,170,705)	90,861	(2,970,360)	119,342	(769,805)	(15,130)	(1,427,626)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,170,705)	90,861	(2,970,360)	119,342	(769,805)	(15,130)	(1,427,626)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,265,245)	118,108	2,872,310	306,598	(390,640)	25,985	1,185,118
NET ASSETS AT DECEMBER 31, 2020	$17,345,406	$381,419	$50,617,379	$1,604,407	$8,326,244	$1,094,374	$64,913,301

See accompanying notes.

	American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2 Subaccount	American Funds Managed Risk Global Allocation PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth and Income PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth Fund - Class P2 Subaccount	American Funds Managed Risk Growth PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth- Income Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$17,380,311	$14,824,550	$32,482,486	$12,130,451	$39,720,637	$9,811,159
Changes From Operations:
• Net investment income (loss)	10,496	(47,018)	24,115	(90,431)	(142,278)	(127,130)
• Net realized gain (loss) on investments	884,634	585,090	1,451,401	1,174,342	2,038,165	214,396
• Net change in unrealized appreciation or depreciation on investments	1,206,445	2,217,798	4,603,963	1,302,956	5,314,839	1,558,830
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,101,575	2,755,870	6,079,479	2,386,867	7,210,726	1,646,096
Change From Unit Transactions:
• Net unit transactions	(366,910)	72,865	5,328,768	(604,512)	3,865,122	(583,417)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(366,910)	72,865	5,328,768	(604,512)	3,865,122	(583,417)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,734,665	2,828,735	11,408,247	1,782,355	11,075,848	1,062,679
NET ASSETS AT DECEMBER 31, 2019	19,114,976	17,653,285	43,890,733	13,912,806	50,796,485	10,873,838
Changes From Operations:
• Net investment income (loss)	37,176	(78,496)	52,639	(134,924)	(191,142)	7,986
• Net realized gain (loss) on investments	410,822	551,744	1,463,184	1,611,799	2,583,599	722,173
• Net change in unrealized appreciation or depreciation on investments	(975,005)	187,690	175,490	3,087,352	3,434,020	202,070
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(527,007)	660,938	1,691,313	4,564,227	5,826,477	932,229
Change From Unit Transactions:
• Net unit transactions	147,270	(549,226)	2,165,311	192,161	(1,605,239)	1,083,351
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	147,270	(549,226)	2,165,311	192,161	(1,605,239)	1,083,351
TOTAL INCREASE (DECREASE) IN NET ASSETS	(379,737)	111,712	3,856,624	4,756,388	4,221,238	2,015,580
NET ASSETS AT DECEMBER 31, 2020	$18,735,239	$17,764,997	$47,747,357	$18,669,194	$55,017,723	$12,889,418

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Managed Risk International Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 2 Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 2 Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$7,984,304	$1,682,155	$298,162	$19,949,341	$177,722	$38,882,575	$1,100,820
Changes From Operations:
• Net investment income (loss)	8,577	14,697	5,525	(136,768)	(1,204)	125,289	8,978
• Net realized gain (loss) on investments	303,788	(1,422)	84	1,261,596	8,374	(78,043)	4,711
• Net change in unrealized appreciation or depreciation on investments	896,788	43,230	6,425	3,970,729	42,170	1,300,843	31,058
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,209,153	56,505	12,034	5,095,557	49,340	1,348,089	44,747
Change From Unit Transactions:
• Net unit transactions	(833,573)	(18,867)	211,832	(3,215,175)	12,298	(2,422,969)	424,754
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(833,573)	(18,867)	211,832	(3,215,175)	12,298	(2,422,969)	424,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	375,580	37,638	223,866	1,880,382	61,638	(1,074,880)	469,501
NET ASSETS AT DECEMBER 31, 2019	8,359,884	1,719,793	522,028	21,829,723	239,360	37,807,695	1,570,321
Changes From Operations:
• Net investment income (loss)	(23,408)	(5,027)	(1,750)	(301,965)	(3,806)	75,940	15,498
• Net realized gain (loss) on investments	(45,077)	26,115	4,594	900,670	3,810	1,333,103	96,103
• Net change in unrealized appreciation or depreciation on investments	51,512	65,310	24,077	3,693,351	70,657	1,677,950	62,576
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,973)	86,398	26,921	4,292,056	70,661	3,086,993	174,177
Change From Unit Transactions:
• Net unit transactions	(678,997)	134,928	91,489	(2,850,270)	80,311	1,726,205	1,951,305
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(678,997)	134,928	91,489	(2,850,270)	80,311	1,726,205	1,951,305
TOTAL INCREASE (DECREASE) IN NET ASSETS	(695,970)	221,326	118,410	1,441,786	150,972	4,813,198	2,125,482
NET ASSETS AT DECEMBER 31, 2020	$7,663,914	$1,941,119	$640,438	$23,271,509	$390,332	$42,620,893	$3,695,803

See accompanying notes.

	American Funds Ultra-Short Bond Fund - Class 2 Subaccount	American Funds Ultra-Short Bond Fund - Class 4 Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$17,085,028	$163,097	$34,401,300	$70,337,321	$111,867,276	$25,978,752
Changes From Operations:
• Net investment income (loss)	22,138	1,085	198,914	402,275	102,713	73,826
• Net realized gain (loss) on investments	37,648	135	1,674,689	4,867,475	10,286,485	1,675,370
• Net change in unrealized appreciation or depreciation on investments	(57,793)	(1,884)	3,343,867	4,321,814	5,745,886	2,647,859
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,993	(664)	5,217,470	9,591,564	16,135,084	4,397,055
Change From Unit Transactions:
• Net unit transactions	(3,072,348)	134,159	(992,622)	(7,046,954)	(12,040,043)	(940,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,072,348)	134,159	(992,622)	(7,046,954)	(12,040,043)	(940,955)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,070,355)	133,495	4,224,848	2,544,610	4,095,041	3,456,100
NET ASSETS AT DECEMBER 31, 2019	14,014,673	296,592	38,626,148	72,881,931	115,962,317	29,434,852
Changes From Operations:
• Net investment income (loss)	(194,332)	(2,610)	(30,462)	(11,270)	(475,168)	(149,186)
• Net realized gain (loss) on investments	(11,562)	(1,329)	1,523,758	2,273,744	3,041,158	1,379,378
• Net change in unrealized appreciation or depreciation on investments	(12,916)	761	3,486,799	3,096,200	6,681,924	2,811,985
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(218,810)	(3,178)	4,980,095	5,358,674	9,247,914	4,042,177
Change From Unit Transactions:
• Net unit transactions	223,794	(127,913)	(2,905,920)	(5,541,921)	(10,185,890)	(2,094,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	223,794	(127,913)	(2,905,920)	(5,541,921)	(10,185,890)	(2,094,911)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,984	(131,091)	2,074,175	(183,247)	(937,976)	1,947,266
NET ASSETS AT DECEMBER 31, 2020	$14,019,657	$165,501	$40,700,323	$72,698,684	$115,024,341	$31,382,118

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP American Income Allocation Fund - Service Class Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$4,202,297	$39,641,609
Changes From Operations:
• Net investment income (loss)	20,475	130,090
• Net realized gain (loss) on investments	224,261	16,573
• Net change in unrealized appreciation or depreciation on investments	265,981	799,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	510,717	946,592
Change From Unit Transactions:
• Net unit transactions	288,434	53,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	288,434	53,683
TOTAL INCREASE (DECREASE) IN NET ASSETS	799,151	1,000,275
NET ASSETS AT DECEMBER 31, 2019	5,001,448	40,641,884
Changes From Operations:
• Net investment income (loss)	9,790	(117,919)
• Net realized gain (loss) on investments	85,140	235,624
• Net change in unrealized appreciation or depreciation on investments	415,989	1,442,665
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	510,919	1,560,370
Change From Unit Transactions:
• Net unit transactions	(582,352)	1,416,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(582,352)	1,416,843
TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,433)	2,977,213
NET ASSETS AT DECEMBER 31, 2020	$4,930,015	$43,619,097

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 1, 2000, are part of the operations of the Company. The Variable Account consists of twenty products as follows:

• American Legacy Advisory
• American Legacy Design 1
• American Legacy Design 2
• American Legacy Design 3
• American Legacy Fusion
• American Legacy III
• American Legacy III (B Class)
• American Legacy III C Share
• American Legacy III Plus
• American Legacy III View
• American Legacy Series B Share
• American Legacy Series C Share	• American Legacy Series L Share
• American Legacy Shareholder's Advantage
• American Legacy Shareholder's Advantage (A Class)
• American Legacy Shareholder's Advantage Fee-Based
• American Legacy Signature 1
• American Legacy Signature 2
• American Legacy Target Date Income Advisory
• American Legacy Target Date Income B Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates.

Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-seven mutual funds (the Funds) of three open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series® - Portfolio SeriesSM:

American Funds Global Growth PortfolioSM - Class 4

American Funds Growth and Income PortfolioSM - Class 4

American Funds Managed Risk Global Allocation PortfolioSM - Class P2

American Funds Managed Risk Growth and Income PortfolioSM - Class P2

American Funds Managed Risk Growth PortfolioSM - Class P2

American Funds Insurance Series®:

American Funds 2010 Target Date Fund - Class 4

American Funds 2015 Target Date Fund - Class 4

American Funds 2020 Target Date Fund - Class 4**

American Funds 2025 Target Date Fund - Class 4**

American Funds 2030 Target Date Fund - Class 4**

American Funds 2035 Target Date Fund - Class 4

American Funds Asset Allocation Fund - Class 2

American Funds Asset Allocation Fund - Class 4

American Funds Blue Chip Income and Growth Fund - Class 2

American Funds Blue Chip Income and Growth Fund - Class 4

American Funds Bond Fund - Class 2

American Funds Bond Fund - Class 4

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 2

American Funds Capital World Bond Fund - Class 4

American Funds Global Balanced Fund - Class 2

American Funds Global Balanced Fund - Class 4

American Funds Global Growth and Income Fund - Class 2

American Funds Global Growth and Income Fund - Class 4

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Bond Fund - Class 2

American Funds High-Income Bond Fund - Class 4

American Funds International Fund - Class 2

American Funds International Fund - Class 4

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds International Growth and Income Fund - Class 2

American Funds International Growth and Income Fund - Class 4

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2

American Funds Managed Risk Growth Fund - Class P2

American Funds Managed Risk Growth-Income Fund - Class P2

American Funds Managed Risk International Fund - Class P2

American Funds Mortgage Fund - Class 2

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 2

American Funds New World Fund® - Class 4

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 4

American Funds Ultra-Short Bond Fund - Class 2

American Funds Ultra-Short Bond Fund - Class 4

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Growth Allocation Fund - Service Class

LVIP American Income Allocation Fund - Service Class

LVIP American Preservation Fund - Service Class

*  Denotes an affiliate of the Company.

**  Available fund with no money invested at December 31, 2020

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table.

Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2020, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2020, the 2020 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2020:

American Funds 2010 Target Date Fund - Class 4

American Funds 2015 Target Date Fund - Class 4

American Funds 2020 Target Date Fund - Class 4

American Funds 2025 Target Date Fund - Class 4

American Funds 2030 Target Date Fund - Class 4

American Funds 2035 Target Date Fund - Class 4

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds Global Bond Fund - Class 2	American Funds Capital World Bond Fund - Class 2
American Funds Global Bond Fund - Class 4	American Funds Capital World Bond Fund - Class 4

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the twenty contract types within the Variable Account:

•  American Legacy Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)

•  American Legacy Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  American Legacy Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  American Legacy III at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  American Legacy III C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy III Plus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  American Legacy III View at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Series B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Series C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Series L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  American Legacy Shareholder's Advantage Fee-Based issued prior to 5/22/17 at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)

For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis)

•  American Legacy Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Signature 2 at a daily rate of .0038536% to .0094521% (1.40% to 3.45% on an annual basis)

•  American Legacy Target Date Income Advisory at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  American Legacy Target Date Income B Share at a daily rate of .0024658% to .0041096% (.90% to 1.50% on an annual basis)

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2020 and 2019 were $7,882,890 and $7,934,984, respectively.

For the Shareholder's Advantage product, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ended December 31, 2020 and 2019, sales charges were $2,758 and $3,727, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds 2010 Target Date Fund - Class 4
	2020	3/13/20	0.90%	1.10%	$10.64	$10.66	1,249,016	$13,285,079	12.06%	16.25%	2.95%
American Funds 2015 Target Date Fund - Class 4
	2020	4/24/20	0.90%	1.10%	10.69	10.71	191,193	2,043,872	6.33%	14.03%	2.59%
American Funds 2035 Target Date Fund - Class 4
	2020	12/15/20	1.10%	1.10%	11.23	11.23	6,792	76,244	1.66%	1.66%	0.98%
American Funds Asset Allocation Fund - Class 2
	2020		0.60%	3.25%	2.89	35.13	10,029,075	87,179,999	8.86%	11.78%	1.65%
	2019		0.60%	3.25%	2.62	31.57	11,147,083	86,604,689	17.41%	20.51%	1.87%
	2018		0.60%	3.20%	2.20	26.32	12,471,179	79,990,736	-7.61%	-5.18%	1.60%
	2017		0.60%	3.20%	2.35	27.88	13,982,740	95,420,474	12.57%	15.54%	1.51%
	2016		0.60%	3.20%	2.06	24.24	14,780,259	89,171,694	5.96%	8.76%	1.45%
American Funds Asset Allocation Fund - Class 4
	2020		1.15%	3.25%	13.41	14.63	826,892	11,920,260	8.57%	10.88%	1.55%
	2019		1.15%	3.25%	12.43	13.20	706,021	9,214,814	17.29%	19.54%	1.81%
	2018		1.15%	3.05%	10.69	11.04	603,804	6,621,020	-7.32%	-5.92%	1.65%
	2017	1/26/17	1.15%	2.65%	11.53	11.73	394,745	4,620,928	1.99%	11.50%	1.95%
American Funds Blue Chip Income and Growth Fund - Class 2
	2020		0.60%	3.45%	2.50	32.49	8,768,620	83,619,492	5.00%	8.03%	1.74%
	2019		0.60%	3.45%	2.34	30.45	9,517,377	84,851,762	17.26%	20.65%	1.97%
	2018		0.60%	3.45%	1.96	28.96	10,906,362	80,230,739	-11.49%	-9.20%	1.85%
	2017		0.60%	3.15%	2.18	32.04	12,260,926	100,710,469	13.41%	16.34%	1.95%
	2016		0.60%	3.15%	1.89	27.66	13,562,948	98,150,065	15.03%	17.99%	1.81%
American Funds Blue Chip Income and Growth Fund - Class 4
	2020		0.85%	3.25%	11.91	13.00	315,942	4,003,870	5.00%	7.55%	1.71%
	2019		0.85%	3.25%	11.45	11.99	244,579	2,899,365	17.57%	19.65%	2.28%
	2018		1.15%	2.90%	9.78	10.02	145,193	1,445,295	-11.30%	-9.96%	2.38%
	2017	6/14/17	1.15%	2.65%	11.02	11.13	57,197	635,400	0.91%	11.51%	2.80%
American Funds Bond Fund - Class 2
	2020		0.60%	3.45%	1.63	16.08	9,984,525	69,385,577	6.01%	9.08%	2.09%
	2019		0.60%	3.45%	1.51	14.75	10,372,912	66,120,897	5.65%	8.70%	2.55%
	2018		0.60%	3.45%	1.40	14.03	11,152,926	65,257,323	-3.84%	-1.31%	2.33%
	2017		0.60%	3.20%	1.44	14.28	12,420,490	73,627,459	0.40%	3.04%	1.92%
	2016		0.60%	3.20%	1.41	13.92	12,662,084	72,886,376	-0.30%	2.33%	1.51%
American Funds Bond Fund - Class 4
	2020		0.85%	3.25%	10.69	11.66	775,594	8,846,413	5.88%	8.45%	2.04%
	2019		0.85%	3.25%	10.15	10.75	598,676	6,327,237	5.81%	8.16%	2.70%
	2018		0.85%	3.05%	9.65	9.89	424,705	4,174,356	-3.48%	-2.02%	3.10%
	2017	7/5/17	1.15%	2.65%	10.00	10.09	146,763	1,477,598	-0.88%	0.43%	3.18%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Capital Income Builder® - Class 4
	2020		0.30%	3.20%	$10.48	$12.46	789,896	$9,307,594	0.83%	3.48%	2.65%
	2019		0.60%	3.20%	10.39	12.04	790,031	9,072,790	13.91%	16.89%	2.66%
	2018		0.60%	3.20%	9.12	10.30	778,266	7,702,906	-10.17%	-7.80%	2.73%
	2017		0.60%	3.20%	10.16	11.17	693,972	7,512,826	9.10%	11.99%	2.57%
	2016		0.60%	3.20%	9.31	9.97	526,496	5,122,419	0.52%	3.19%	2.77%
American Funds Capital World Bond Fund - Class 2
	2020		0.60%	3.45%	9.56	16.36	2,201,461	30,981,203	6.17%	9.24%	1.20%
	2019		0.60%	3.45%	9.11	14.98	2,335,128	30,403,462	4.11%	7.12%	1.55%
	2018		0.60%	3.45%	8.73	13.98	2,505,230	30,786,228	-4.39%	-1.92%	2.01%
	2017		0.60%	3.15%	9.13	14.26	2,774,862	35,174,275	3.54%	6.22%	0.36%
	2016		0.60%	3.15%	8.82	13.42	2,719,965	32,760,542	-0.47%	2.10%	0.52%
American Funds Capital World Bond Fund - Class 4
	2020		1.15%	1.70%	11.25	11.49	20,592	233,951	7.77%	8.37%	1.11%
	2019		1.15%	1.70%	10.44	10.60	16,001	168,039	5.72%	6.31%	1.39%
	2018		1.15%	1.70%	9.88	9.97	14,155	140,264	-3.27%	-2.66%	2.76%
	2017	8/17/17	1.15%	1.70%	10.21	10.24	4,558	46,622	-1.32%	0.12%	0.54%
American Funds Global Balanced Fund - Class 2
	2020		0.65%	3.25%	13.41	18.12	339,344	5,472,701	6.77%	9.58%	1.07%
	2019		0.65%	3.25%	12.56	16.57	378,674	5,643,094	16.59%	19.66%	1.26%
	2018		0.65%	3.25%	10.77	13.87	410,175	5,166,281	-9.01%	-6.62%	1.22%
	2017		0.65%	3.25%	12.60	14.88	394,299	5,459,919	16.10%	18.80%	0.92%
	2016		0.65%	2.95%	10.86	12.55	381,839	4,501,182	1.44%	3.80%	1.06%
American Funds Global Balanced Fund - Class 4
	2020		1.15%	2.65%	13.19	14.04	140,336	1,940,961	7.12%	8.74%	0.89%
	2019		1.15%	2.65%	12.31	12.91	139,067	1,774,628	17.06%	18.83%	1.10%
	2018		1.15%	2.65%	10.74	10.86	128,904	1,389,206	-7.89%	-7.38%	1.23%
	2017	2/17/17	1.15%	1.70%	11.65	11.73	78,893	921,461	11.54%	13.70%	1.12%
American Funds Global Growth and Income Fund - Class 2
	2020		0.60%	3.45%	15.42	27.17	1,551,237	36,619,744	5.04%	8.08%	1.27%
	2019		0.60%	3.45%	14.68	25.14	1,701,720	37,553,731	26.70%	30.36%	1.83%
	2018		0.60%	3.45%	14.40	19.29	2,076,071	35,503,473	-12.26%	-10.17%	1.55%
	2017		0.60%	2.95%	16.38	21.98	2,307,945	44,353,476	22.44%	25.31%	2.06%
	2016		0.60%	2.95%	13.36	17.95	2,643,449	40,947,011	4.23%	6.70%	1.64%
American Funds Global Growth and Income Fund - Class 4
	2020		0.30%	2.90%	12.96	13.96	94,485	1,292,214	5.44%	7.63%	1.20%
	2019		0.85%	2.90%	12.29	12.97	81,239	1,035,402	27.00%	29.62%	1.98%
	2018		0.85%	2.90%	9.72	9.96	39,103	387,528	-12.25%	-10.92%	1.75%
	2017	7/27/17	1.15%	2.65%	11.08	11.18	22,838	254,868	0.73%	5.98%	2.55%
American Funds Global Growth Fund - Class 2
	2020		0.60%	3.45%	3.23	54.57	4,344,482	62,273,426	26.04%	29.69%	0.35%
	2019		0.60%	3.45%	2.51	42.61	4,867,932	55,947,999	30.69%	34.47%	1.08%
	2018		0.60%	3.45%	1.88	32.09	5,722,912	49,163,140	-11.87%	-9.59%	0.65%
	2017		0.60%	3.15%	2.10	35.94	6,429,328	61,087,761	27.40%	30.68%	0.63%
	2016		0.60%	3.15%	1.62	27.84	7,372,910	56,354,862	-2.50%	0.02%	0.82%
American Funds Global Growth Fund - Class 4
	2020		0.85%	3.05%	16.11	17.26	130,326	2,205,544	26.26%	28.68%	0.15%
	2019		1.15%	3.05%	12.76	13.41	179,402	2,376,156	30.82%	33.33%	1.05%
	2018		1.15%	3.05%	9.81	10.06	140,074	1,395,944	-11.61%	-10.26%	0.62%
	2017	7/24/17	1.15%	2.65%	11.10	11.21	77,217	863,405	0.52%	6.78%	0.62%
American Funds Global Growth PortfolioSM - Class 4
	2020		0.72%	3.45%	15.21	17.75	311,455	5,304,772	19.60%	22.91%	0.94%
	2019		0.72%	3.45%	12.72	14.44	321,660	4,489,866	27.20%	30.72%	0.75%
	2018		0.72%	3.45%	10.58	11.05	318,033	3,423,110	-11.47%	-10.41%	1.05%
	2017		0.72%	1.90%	11.95	12.14	275,043	3,353,754	25.70%	26.46%	0.51%
	2016		1.30%	1.90%	9.51	9.60	65,797	629,811	2.46%	3.07%	0.48%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Small Capitalization Fund - Class 2
	2020		0.60%	3.25%	$2.95	$50.39	2,059,837	$30,820,198	25.58%	28.95%	0.17%
	2019		0.60%	3.25%	2.31	39.69	2,293,242	27,275,849	27.63%	30.73%	0.15%
	2018		0.60%	3.00%	1.78	30.83	2,617,744	23,920,472	-13.19%	-11.08%	0.08%
	2017		0.60%	3.00%	2.02	35.22	3,025,726	31,070,452	22.18%	25.14%	0.43%
	2016		0.60%	3.00%	1.62	28.58	3,501,348	28,527,446	-0.87%	1.49%	0.22%
American Funds Global Small Capitalization Fund - Class 4
	2020		0.85%	1.70%	16.15	16.65	36,946	601,613	27.21%	28.29%	0.10%
	2019		0.85%	1.70%	12.69	12.83	89,456	1,144,927	29.03%	29.55%	0.01%
	2018		1.30%	1.70%	9.86	9.90	96,706	955,981	-12.18%	-11.96%	0.02%
	2017	6/14/17	1.30%	1.55%	11.23	11.25	21,015	236,206	7.25%	10.16%	0.07%
American Funds Growth and Income PortfolioSM - Class 4
	2020		0.85%	3.45%	12.88	14.91	900,044	12,774,502	10.97%	13.89%	1.82%
	2019		0.85%	3.45%	11.71	13.09	914,793	11,495,615	15.75%	18.56%	1.76%
	2018		0.72%	3.25%	10.12	11.04	694,510	7,443,706	-6.60%	-4.33%	1.46%
	2017		0.85%	3.25%	10.92	11.43	464,539	5,236,704	12.08%	14.00%	1.36%
	2016		1.25%	2.95%	9.92	10.02	204,317	2,040,557	4.40%	5.09%	0.76%
American Funds Growth Fund - Class 2
	2020		0.60%	3.45%	3.88	63.91	11,444,156	195,225,369	46.93%	51.17%	0.32%
	2019		0.60%	3.45%	2.60	42.81	13,377,544	157,919,856	26.34%	29.99%	0.73%
	2018		0.60%	3.45%	2.02	37.71	15,041,722	141,719,991	-3.34%	-0.84%	0.42%
	2017		0.60%	3.15%	2.06	38.22	17,181,627	165,789,001	24.33%	27.52%	0.49%
	2016		0.60%	3.15%	1.63	30.11	19,968,591	153,336,171	6.09%	8.83%	0.70%
American Funds Growth Fund - Class 4
	2020		0.30%	3.25%	19.67	21.47	773,475	16,258,520	46.84%	50.43%	0.20%
	2019		0.85%	3.25%	13.47	14.27	743,675	10,445,514	26.52%	29.37%	0.62%
	2018		0.85%	3.05%	10.71	10.98	576,192	6,297,544	-3.11%	-1.65%	0.35%
	2017	6/14/17	1.15%	2.65%	11.06	11.16	135,502	1,509,087	0.14%	9.94%	0.50%
American Funds Growth-Income Fund - Class 2
	2020		0.60%	3.45%	3.55	38.19	11,309,901	137,621,778	9.70%	12.87%	1.35%
	2019		0.60%	3.45%	3.18	34.26	12,597,993	135,924,024	21.86%	25.38%	1.61%
	2018		0.60%	3.45%	2.56	31.35	14,739,222	126,848,250	-4.83%	-2.37%	1.34%
	2017		0.60%	3.15%	2.65	32.26	17,159,274	153,050,978	18.59%	21.65%	1.35%
	2016		0.60%	3.15%	2.20	26.63	19,624,364	145,181,373	8.06%	10.85%	1.33%
American Funds Growth-Income Fund - Class 4
	2020		0.30%	3.25%	13.97	15.07	390,384	5,780,984	9.62%	11.95%	1.19%
	2019		1.15%	3.25%	12.81	13.46	401,072	5,327,546	22.07%	24.41%	1.69%
	2018		1.15%	3.05%	10.56	10.82	252,842	2,711,994	-4.62%	-3.20%	1.77%
	2017	6/23/17	1.15%	2.65%	11.07	11.18	80,012	891,222	0.48%	9.84%	1.59%
American Funds High-Income Bond Fund - Class 2
	2020		0.60%	3.45%	2.42	21.80	1,966,734	17,345,406	4.28%	7.29%	8.41%
	2019		0.60%	3.45%	2.28	20.33	2,337,219	18,610,651	8.74%	11.88%	6.14%
	2018		0.60%	3.45%	2.07	18.33	2,670,191	18,816,178	-5.42%	-2.92%	5.81%
	2017		0.60%	3.20%	2.16	19.12	2,962,673	22,323,080	3.52%	6.25%	6.51%
	2016		0.60%	3.20%	2.06	18.23	3,202,632	22,888,533	13.99%	16.99%	5.48%
American Funds High-Income Bond Fund - Class 4
	2020		0.85%	1.70%	11.35	11.71	33,115	381,419	5.92%	6.82%	8.52%
	2019		0.85%	1.70%	10.72	10.87	24,326	263,311	10.38%	10.99%	6.03%
	2018		1.15%	1.70%	9.71	9.79	18,725	182,905	-4.28%	-3.79%	5.65%
	2017	6/26/17	1.15%	1.70%	10.14	10.18	17,459	177,555	-0.13%	1.75%	16.00%
American Funds International Fund - Class 2
	2020		0.60%	3.45%	1.69	33.75	5,415,260	50,617,379	10.11%	13.29%	0.66%
	2019		0.60%	3.45%	1.51	30.17	5,720,690	47,745,069	18.71%	22.15%	1.42%
	2018		0.60%	3.45%	1.24	25.01	6,404,767	44,448,582	-15.87%	-13.65%	1.67%
	2017		0.60%	3.20%	1.45	29.33	6,918,670	55,600,308	27.99%	31.35%	1.22%
	2016		0.60%	3.20%	1.11	22.61	7,906,280	49,528,102	0.27%	2.91%	1.24%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund - Class 4
	2020		0.85%	2.90%	$12.31	$13.25	123,861	$1,604,407	10.41%	12.70%	0.46%
	2019		0.85%	2.90%	11.15	11.76	112,247	1,297,809	19.16%	21.63%	1.31%
	2018		0.85%	2.90%	9.39	9.62	98,096	938,462	-15.67%	-14.39%	1.47%
	2017	6/12/17	1.15%	2.65%	11.14	11.24	94,974	1,066,005	1.66%	10.96%	1.33%
American Funds International Growth and Income Fund - Class 2
	2020		0.60%	2.95%	14.18	25.81	371,623	8,326,244	2.92%	5.37%	1.44%
	2019		0.60%	2.95%	13.77	24.50	403,530	8,716,884	19.20%	22.03%	2.43%
	2018		0.60%	2.95%	11.55	20.07	465,882	8,373,194	-13.81%	-11.76%	2.16%
	2017		0.60%	2.95%	13.39	22.75	498,091	10,264,578	21.39%	24.28%	2.13%
	2016		0.60%	2.95%	11.02	18.30	573,363	9,622,879	-1.51%	0.83%	2.37%
American Funds International Growth and Income Fund - Class 4
	2020		1.25%	2.05%	11.70	12.04	91,922	1,094,374	3.59%	4.38%	1.31%
	2019		1.25%	2.05%	11.32	11.52	93,457	1,068,389	20.10%	20.88%	2.72%
	2018		1.30%	1.95%	9.46	9.53	62,722	594,805	-12.95%	-12.60%	2.29%
	2017	6/14/17	1.30%	1.70%	10.87	10.90	50,679	552,099	3.35%	7.33%	2.50%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2020		0.30%	3.05%	13.68	17.51	3,987,863	64,913,301	2.70%	5.57%	1.52%
	2019		0.30%	3.05%	13.97	16.63	4,086,550	63,728,183	14.44%	17.28%	2.30%
	2018		0.60%	3.05%	12.20	14.18	3,921,830	52,560,598	-7.75%	-5.46%	1.34%
	2017		0.60%	3.05%	13.30	15.00	3,715,028	53,057,073	11.47%	14.12%	0.77%
	2016		0.60%	2.95%	11.93	13.15	3,196,170	40,367,545	4.16%	6.63%	1.20%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
	2020		0.60%	3.25%	11.65	13.94	1,411,181	18,735,239	-4.40%	-2.13%	1.74%
	2019		0.90%	3.25%	12.19	14.25	1,399,760	19,114,976	10.24%	12.86%	1.58%
	2018		0.90%	3.25%	11.09	12.62	1,425,509	17,380,311	-10.29%	-8.21%	3.19%
	2017		0.90%	3.20%	12.36	13.75	1,409,703	18,836,836	11.41%	14.00%	1.43%
	2016		0.90%	3.20%	11.10	12.06	1,231,189	14,523,442	9.82%	12.38%	1.60%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2
	2020		0.30%	3.25%	11.09	13.85	1,458,142	17,764,997	2.27%	5.34%	1.11%
	2019		0.30%	3.25%	10.85	12.18	1,507,212	17,653,285	16.59%	19.54%	1.31%
	2018		0.75%	3.25%	9.30	10.17	1,501,945	14,824,550	-9.88%	-7.64%	0.93%
	2017		0.80%	3.25%	10.39	10.92	1,025,650	11,054,072	15.51%	17.73%	0.68%
	2016		1.10%	3.00%	8.99	9.27	779,250	7,165,445	-1.91%	-0.07%	0.00%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2
	2020		0.30%	3.35%	11.04	13.88	3,826,139	47,747,357	1.50%	4.64%	1.65%
	2019		0.30%	3.35%	11.11	12.54	3,643,784	43,890,733	15.36%	18.40%	1.62%
	2018		0.75%	3.35%	9.74	10.57	3,161,015	32,482,486	-7.59%	-5.48%	1.61%
	2017		0.80%	3.05%	10.55	11.18	2,723,061	29,838,781	13.11%	15.62%	1.21%
	2016		0.80%	3.00%	9.33	9.67	1,869,740	17,870,087	0.63%	2.87%	0.32%
American Funds Managed Risk Growth Fund - Class P2
	2020		0.60%	3.25%	18.44	21.65	889,125	18,669,194	27.81%	30.52%	0.72%
	2019		1.15%	3.25%	14.43	16.59	863,739	13,912,806	17.85%	20.35%	0.86%
	2018		1.15%	3.25%	12.45	13.78	899,044	12,130,451	-3.27%	-1.51%	0.43%
	2017		1.15%	2.95%	12.87	13.99	754,080	10,371,465	22.33%	24.55%	0.29%
	2016		1.15%	2.95%	10.52	11.23	778,086	8,618,922	-0.46%	1.34%	0.17%
American Funds Managed Risk Growth PortfolioSM - Class P2
	2020		0.30%	3.05%	12.69	15.37	3,974,679	55,017,723	9.95%	13.01%	1.12%
	2019		0.30%	3.05%	11.54	12.84	4,101,613	50,796,485	15.68%	18.37%	1.21%
	2018		0.75%	3.05%	9.97	10.83	3,769,824	39,720,637	-6.87%	-4.75%	1.22%
	2017		0.80%	3.05%	10.72	11.36	3,308,912	36,855,849	14.51%	17.06%	0.90%
	2016		0.80%	3.00%	9.36	9.71	2,634,416	25,276,012	0.90%	3.14%	0.04%
American Funds Managed Risk Growth-Income Fund - Class P2
	2020		0.60%	2.95%	14.77	16.95	783,866	12,889,418	6.39%	8.33%	1.62%
	2019		1.15%	2.95%	13.88	15.64	714,357	10,873,838	15.39%	17.49%	0.36%
	2018		1.15%	2.95%	12.03	13.31	754,057	9,811,159	-4.82%	-3.09%	1.02%
	2017		1.15%	2.95%	12.64	13.74	683,238	9,194,851	16.90%	19.02%	0.97%
	2016		1.15%	2.95%	10.81	11.54	657,242	7,461,953	3.00%	4.87%	1.13%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk International Fund - Class P2
	2020		1.15%	3.25%	$9.94	$11.66	679,988	$7,663,914	-0.49%	1.62%	1.28%
	2019		1.15%	3.25%	9.98	11.48	750,369	8,359,884	13.88%	16.29%	1.68%
	2018		1.15%	3.25%	8.92	9.87	827,888	7,984,304	-13.10%	-11.52%	1.80%
	2017		1.15%	2.95%	10.26	11.16	650,680	7,127,663	24.96%	27.22%	0.73%
	2016		1.15%	2.95%	8.21	8.77	638,778	5,514,456	-5.87%	-4.16%	0.81%
American Funds Mortgage Fund - Class 2
	2020		0.75%	3.20%	9.59	12.14	173,059	1,941,119	3.36%	5.93%	1.27%
	2019		0.75%	3.20%	9.27	11.46	160,938	1,719,793	1.73%	4.25%	2.42%
	2018		0.75%	3.20%	9.12	10.99	162,699	1,682,155	-2.84%	-0.43%	1.83%
	2017		0.75%	3.20%	9.38	11.04	185,228	1,937,017	-1.97%	0.46%	1.38%
	2016		0.75%	3.20%	9.57	10.99	209,103	2,188,925	-0.97%	1.48%	1.58%
American Funds Mortgage Fund - Class 4
	2020		0.85%	3.05%	10.14	10.66	60,396	640,438	3.61%	5.07%	1.09%
	2019		1.25%	2.65%	9.78	10.14	51,635	522,028	2.05%	3.45%	2.83%
	2018		1.30%	2.65%	9.73	9.80	30,483	298,162	-1.62%	-1.23%	2.33%
	2017	7/5/17	1.30%	1.70%	9.89	9.92	11,858	117,502	-1.51%	-1.03%	1.38%
American Funds New World Fund® - Class 2
	2020		0.60%	3.45%	3.78	43.68	1,399,362	23,271,509	19.39%	22.84%	0.08%
	2019		0.60%	3.45%	3.10	36.11	1,569,501	21,829,723	24.77%	28.37%	0.92%
	2018		0.60%	3.45%	2.43	28.57	1,846,508	19,949,341	-16.54%	-14.55%	0.84%
	2017		0.60%	2.95%	2.87	33.96	2,017,361	25,520,905	25.68%	28.67%	0.89%
	2016		0.60%	2.95%	2.25	26.80	2,560,316	23,955,270	2.20%	4.63%	0.70%
American Funds New World Fund® - Class 4
	2020		0.85%	1.55%	14.48	14.86	26,734	390,332	21.40%	22.25%	0.04%
	2019		0.85%	1.55%	11.93	12.15	19,961	239,360	26.83%	27.73%	0.78%
	2018		0.85%	1.55%	9.41	9.46	18,837	177,722	-15.57%	-15.26%	0.51%
	2017	6/14/17	1.15%	1.55%	11.14	11.17	58,989	658,143	1.44%	11.59%	0.93%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2020		0.60%	3.45%	1.44	15.84	5,600,645	42,620,893	6.08%	9.15%	1.83%
	2019		0.60%	3.45%	1.33	14.52	5,089,750	37,807,695	1.74%	4.69%	1.98%
	2018		0.60%	3.45%	1.28	13.87	5,372,972	38,882,575	-2.24%	0.13%	1.73%
	2017		0.60%	3.00%	1.30	13.86	5,828,321	42,573,724	-1.41%	0.98%	1.31%
	2016		0.60%	3.00%	1.30	13.73	5,914,090	43,395,588	-1.75%	0.58%	1.24%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
	2020		1.15%	3.05%	10.26	10.92	341,735	3,695,803	6.62%	8.23%	1.88%
	2019		1.15%	2.65%	9.62	10.09	156,972	1,570,321	2.39%	3.94%	2.07%
	2018		1.15%	2.65%	9.40	9.71	114,009	1,100,820	-2.13%	-0.65%	2.18%
	2017	1/17/17	1.15%	2.65%	9.60	9.77	49,024	477,586	-2.07%	-0.13%	1.68%
American Funds Ultra-Short Bond Fund - Class 2
	2020		0.60%	2.80%	0.85	10.28	4,097,874	14,019,657	-2.72%	-0.56%	0.22%
	2019		0.60%	2.80%	0.86	10.34	3,586,493	14,014,673	-1.19%	1.01%	1.75%
	2018		0.60%	2.80%	0.86	10.11	4,597,361	17,085,028	-1.44%	0.76%	1.17%
	2017		0.60%	2.80%	0.87	10.04	4,627,796	16,616,316	-2.33%	-0.11%	0.28%
	2016		0.60%	2.80%	0.88	10.07	5,026,860	16,656,118	-2.93%	-0.77%	0.00%
American Funds Ultra-Short Bond Fund - Class 4
	2020		0.85%	2.65%	9.31	9.93	17,149	165,501	-2.86%	-1.11%	0.18%
	2019		0.85%	2.65%	9.83	10.04	30,272	296,592	-0.28%	0.53%	2.01%
	2018		0.85%	1.70%	9.85	9.91	16,497	163,097	-0.56%	-0.23%	0.64%
	2017	8/17/17	1.30%	1.70%	9.91	9.94	1,314	13,037	-0.52%	-0.32%	0.11%
LVIP American Balanced Allocation Fund - Service Class
	2020		0.60%	3.25%	14.19	20.77	2,195,566	40,700,323	12.27%	15.28%	1.58%
	2019		0.30%	3.25%	12.64	18.02	2,381,006	38,626,148	13.47%	16.86%	2.18%
	2018		0.30%	3.25%	11.14	15.47	2,433,682	34,401,300	-7.45%	-4.96%	1.67%
	2017		0.60%	3.25%	13.67	16.27	2,518,742	37,969,163	11.08%	13.72%	1.85%
	2016		0.60%	2.95%	12.31	14.31	2,672,700	35,847,158	2.75%	5.20%	1.57%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2020		0.60%	3.00%	$13.07	$16.15	4,895,276	$72,698,684	6.46%	9.05%	1.53%
	2019		0.60%	3.00%	12.28	14.81	5,304,056	72,881,931	12.53%	15.26%	2.11%
	2018		0.60%	3.00%	10.91	12.85	5,845,930	70,337,321	-6.25%	-3.97%	1.54%
	2017		0.60%	3.00%	11.64	13.38	6,627,334	83,767,388	8.39%	11.02%	1.79%
	2016		0.60%	3.00%	10.74	12.05	7,167,788	82,357,618	1.19%	3.65%	1.53%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2020		0.60%	3.20%	13.35	16.78	7,469,985	115,024,341	7.03%	9.86%	1.13%
	2019		0.60%	3.20%	12.47	15.27	8,191,398	115,962,317	13.28%	16.25%	1.65%
	2018		0.60%	3.20%	11.01	13.14	9,096,407	111,867,276	-7.31%	-4.85%	1.15%
	2017		0.60%	3.20%	11.88	13.81	9,702,555	126,677,119	12.70%	15.67%	1.33%
	2016		0.60%	3.20%	10.54	11.94	10,988,715	125,366,667	-0.30%	2.29%	1.25%
LVIP American Growth Allocation Fund - Service Class
	2020		0.60%	3.35%	14.26	22.29	1,596,616	31,382,118	12.95%	16.10%	1.26%
	2019		0.60%	3.35%	12.63	19.20	1,717,648	29,434,852	15.27%	18.48%	2.05%
	2018		0.60%	3.35%	12.48	16.20	1,776,116	25,978,752	-8.28%	-5.88%	1.69%
	2017		0.60%	3.15%	13.61	17.21	1,772,628	27,955,779	13.52%	16.45%	1.60%
	2016		0.60%	3.15%	11.99	14.78	1,853,877	25,446,161	2.79%	5.45%	1.55%
LVIP American Income Allocation Fund - Service Class
	2020		0.72%	3.35%	12.35	17.76	308,705	4,930,015	10.03%	12.96%	1.91%
	2019		0.60%	3.35%	12.93	15.90	349,077	5,001,448	10.76%	13.22%	2.16%
	2018		0.60%	2.80%	11.67	14.05	328,079	4,202,297	-5.59%	-3.49%	1.78%
	2017		0.60%	2.80%	12.36	14.55	359,254	4,843,637	6.85%	9.23%	1.98%
	2016		0.60%	2.80%	11.57	13.33	400,787	4,994,104	2.34%	4.62%	1.76%
LVIP American Preservation Fund - Service Class
	2020		0.60%	3.25%	8.75	10.87	4,354,369	43,619,097	2.06%	4.81%	1.28%
	2019		0.60%	3.25%	8.57	10.37	4,209,797	40,641,884	0.73%	3.44%	1.91%
	2018		0.60%	3.25%	8.50	10.03	4,209,653	39,641,609	-2.66%	-0.09%	1.46%
	2017		0.60%	3.20%	8.73	10.03	4,174,530	39,780,194	-1.87%	0.72%	1.25%
	2016		0.60%	3.20%	8.90	9.96	3,671,670	35,042,601	-1.63%	0.96%	1.35%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds 2010 Target Date Fund - Class 4	$13,024,747	$675,791
American Funds 2015 Target Date Fund - Class 4	1,908,871	16,219
American Funds 2035 Target Date Fund - Class 4	75,742	34
American Funds Asset Allocation Fund - Class 2	3,302,573	10,765,825
American Funds Asset Allocation Fund - Class 4	1,970,463	391,129
American Funds Blue Chip Income and Growth Fund - Class 2	4,110,802	9,650,795
American Funds Blue Chip Income and Growth Fund - Class 4	979,338	190,184
American Funds Bond Fund - Class 2	8,639,909	9,390,251
American Funds Bond Fund - Class 4	2,637,623	549,572
American Funds Capital Income Builder® - Class 4	1,481,407	1,397,722
American Funds Capital World Bond Fund - Class 2	3,889,740	5,103,936
American Funds Capital World Bond Fund - Class 4	61,958	10,236
American Funds Global Balanced Fund - Class 2	343,456	737,385
American Funds Global Balanced Fund - Class 4	162,617	86,106
American Funds Global Growth and Income Fund - Class 2	2,486,933	5,003,697
American Funds Global Growth and Income Fund - Class 4	251,130	65,769
American Funds Global Growth Fund - Class 2	2,314,662	9,272,845
American Funds Global Growth Fund - Class 4	323,802	816,610
American Funds Global Growth PortfolioSM - Class 4	447,341	422,236
American Funds Global Small Capitalization Fund - Class 2	2,459,810	4,558,807
American Funds Global Small Capitalization Fund - Class 4	72,215	542,616
American Funds Growth and Income PortfolioSM - Class 4	1,442,337	1,226,361
American Funds Growth Fund - Class 2	6,051,867	36,155,067
American Funds Growth Fund - Class 4	2,451,245	1,510,500
American Funds Growth-Income Fund - Class 2	7,443,330	17,049,938
American Funds Growth-Income Fund - Class 4	998,974	881,790
American Funds High-Income Bond Fund - Class 2	1,994,939	3,006,141
American Funds High-Income Bond Fund - Class 4	123,155	9,376
American Funds International Fund - Class 2	2,416,495	5,806,486
American Funds International Fund - Class 4	161,437	55,625
American Funds International Growth and Income Fund - Class 2	899,936	1,679,892
American Funds International Growth and Income Fund - Class 4	186,702	204,196
American Funds Managed Risk Asset Allocation Fund - Class P2	6,176,919	5,147,079
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	2,734,569	1,978,002
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1,742,216	1,891,391
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	6,360,534	2,918,671
American Funds Managed Risk Growth Fund - Class P2	5,920,175	5,133,700
American Funds Managed Risk Growth PortfolioSM - Class P2	6,476,783	6,489,919
American Funds Managed Risk Growth-Income Fund - Class P2	2,909,082	1,251,156
American Funds Managed Risk International Fund - Class P2	1,141,816	1,779,454
American Funds Mortgage Fund - Class 2	571,002	437,990
American Funds Mortgage Fund - Class 4	155,562	64,833
American Funds New World Fund® - Class 2	882,188	3,809,041
American Funds New World Fund® - Class 4	87,511	7,913
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	9,616,723	6,997,368
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	2,634,485	601,606
American Funds Ultra-Short Bond Fund - Class 2	7,664,035	7,634,573
American Funds Ultra-Short Bond Fund - Class 4	30,839	161,362
LVIP American Balanced Allocation Fund - Service Class	2,972,685	4,638,984
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,233,900	6,848,321
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	3,891,100	12,297,766
LVIP American Growth Allocation Fund - Service Class	1,939,287	3,069,820
LVIP American Income Allocation Fund - Service Class	660,067	1,136,081
LVIP American Preservation Fund - Service Class	8,232,271	6,933,347

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2020:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds 2010 Target Date Fund - Class 4	1,236,972	$10.74	$13,285,079	$12,376,814
American Funds 2015 Target Date Fund - Class 4	188,723	10.83	2,043,872	1,893,722
American Funds 2035 Target Date Fund - Class 4	6,694	11.39	76,244	75,708
American Funds Asset Allocation Fund - Class 2	3,326,211	26.21	87,179,999	67,568,117
American Funds Asset Allocation Fund - Class 4	457,416	26.06	11,920,260	10,515,583
American Funds Blue Chip Income and Growth Fund - Class 2	5,909,505	14.15	83,619,492	70,204,485
American Funds Blue Chip Income and Growth Fund - Class 4	284,770	14.06	4,003,870	3,689,410
American Funds Bond Fund - Class 2	5,915,224	11.73	69,385,577	64,476,886
American Funds Bond Fund - Class 4	756,750	11.69	8,846,413	8,261,198
American Funds Capital Income Builder® - Class 4	857,843	10.85	9,307,594	8,467,277
American Funds Capital World Bond Fund - Class 2	2,412,866	12.84	30,981,203	28,502,111
American Funds Capital World Bond Fund - Class 4	18,407	12.71	233,951	215,357
American Funds Global Balanced Fund - Class 2	386,490	14.16	5,472,701	4,475,373
American Funds Global Balanced Fund - Class 4	138,442	14.02	1,940,961	1,729,647
American Funds Global Growth and Income Fund - Class 2	2,202,029	16.63	36,619,744	26,221,501
American Funds Global Growth and Income Fund - Class 4	79,035	16.35	1,292,214	1,153,570
American Funds Global Growth Fund - Class 2	1,529,308	40.72	62,273,426	38,821,042
American Funds Global Growth Fund - Class 4	54,525	40.45	2,205,544	1,630,729
American Funds Global Growth PortfolioSM - Class 4	340,486	15.58	5,304,772	3,866,388
American Funds Global Small Capitalization Fund - Class 2	976,559	31.56	30,820,198	20,878,318
American Funds Global Small Capitalization Fund - Class 4	18,996	31.67	601,613	460,748
American Funds Growth and Income PortfolioSM - Class 4	964,113	13.25	12,774,502	10,761,972
American Funds Growth Fund - Class 2	1,638,209	119.17	195,225,369	108,886,677
American Funds Growth Fund - Class 4	138,677	117.24	16,258,520	11,071,333
American Funds Growth-Income Fund - Class 2	2,517,779	54.66	137,621,778	108,425,917
American Funds Growth-Income Fund - Class 4	107,075	53.99	5,780,984	5,140,232
American Funds High-Income Bond Fund - Class 2	1,804,933	9.61	17,345,406	18,509,471
American Funds High-Income Bond Fund - Class 4	36,188	10.54	381,419	385,952
American Funds International Fund - Class 2	2,150,271	23.54	50,617,379	39,610,773
American Funds International Fund - Class 4	69,007	23.25	1,604,407	1,371,657
American Funds International Growth and Income Fund - Class 2	439,380	18.95	8,326,244	6,897,887
American Funds International Growth and Income Fund - Class 4	58,150	18.82	1,094,374	968,181
American Funds Managed Risk Asset Allocation Fund - Class P2	4,826,268	13.45	64,913,301	59,384,267
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	1,675,782	11.18	18,735,239	19,210,055
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1,510,629	11.76	17,764,997	15,577,251
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	4,123,261	11.58	47,747,357	42,792,672
American Funds Managed Risk Growth Fund - Class P2	1,091,128	17.11	18,669,194	13,993,097
American Funds Managed Risk Growth PortfolioSM - Class P2	4,394,387	12.52	55,017,723	45,585,298
American Funds Managed Risk Growth-Income Fund - Class P2	925,299	13.93	12,889,418	11,131,840
American Funds Managed Risk International Fund - Class P2	697,353	10.99	7,663,914	7,006,269
American Funds Mortgage Fund - Class 2	175,033	11.09	1,941,119	1,879,239
American Funds Mortgage Fund - Class 4	58,381	10.97	640,438	613,616
American Funds New World Fund® - Class 2	744,688	31.25	23,271,509	15,934,874
American Funds New World Fund® - Class 4	12,575	31.04	390,332	296,288
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	3,306,508	12.89	42,620,893	41,136,360
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	286,941	12.88	3,695,803	3,606,226
American Funds Ultra-Short Bond Fund - Class 2	1,275,674	10.99	14,019,657	14,085,358
American Funds Ultra-Short Bond Fund - Class 4	14,937	11.08	165,501	166,890
LVIP American Balanced Allocation Fund - Service Class	2,819,558	14.44	40,700,323	34,770,089
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	5,884,627	12.35	72,698,684	65,428,679
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	8,686,327	13.24	115,024,341	100,385,369
LVIP American Growth Allocation Fund - Service Class	2,102,232	14.93	31,382,118	26,164,783
LVIP American Income Allocation Fund - Service Class	385,398	12.79	4,930,015	4,427,860
LVIP American Preservation Fund - Service Class	4,229,115	10.31	43,619,097	42,148,752

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds 2010 Target Date Fund - Class 4	1,312,163	(63,147)	1,249,016
American Funds 2015 Target Date Fund - Class 4	191,898	(705)	191,193
American Funds 2035 Target Date Fund - Class 4	6,792	—	6,792
American Funds Asset Allocation Fund - Class 2	176,211	(1,294,219)	(1,118,008)
American Funds Asset Allocation Fund - Class 4	141,313	(20,442)	120,871
American Funds Blue Chip Income and Growth Fund - Class 2	313,091	(1,061,848)	(748,757)
American Funds Blue Chip Income and Growth Fund - Class 4	84,592	(13,229)	71,363
American Funds Bond Fund - Class 2	1,075,129	(1,463,516)	(388,387)
American Funds Bond Fund - Class 4	223,949	(47,031)	176,918
American Funds Capital Income Builder® - Class 4	125,032	(125,167)	(135)
American Funds Capital World Bond Fund - Class 2	252,096	(385,763)	(133,667)
American Funds Capital World Bond Fund - Class 4	5,282	(691)	4,591
American Funds Global Balanced Fund - Class 2	7,127	(46,457)	(39,330)
American Funds Global Balanced Fund - Class 4	6,278	(5,009)	1,269
American Funds Global Growth and Income Fund - Class 2	75,498	(225,981)	(150,483)
American Funds Global Growth and Income Fund - Class 4	17,598	(4,352)	13,246
American Funds Global Growth Fund - Class 2	57,328	(580,778)	(523,450)
American Funds Global Growth Fund - Class 4	20,507	(69,583)	(49,076)
American Funds Global Growth PortfolioSM - Class 4	16,700	(26,905)	(10,205)
American Funds Global Small Capitalization Fund - Class 2	73,599	(307,004)	(233,405)
American Funds Global Small Capitalization Fund - Class 4	3,580	(56,090)	(52,510)
American Funds Growth and Income PortfolioSM - Class 4	72,408	(87,157)	(14,749)
American Funds Growth Fund - Class 2	335,235	(2,268,623)	(1,933,388)
American Funds Growth Fund - Class 4	128,505	(98,705)	29,800
American Funds Growth-Income Fund - Class 2	335,084	(1,623,176)	(1,288,092)
American Funds Growth-Income Fund - Class 4	64,260	(74,948)	(10,688)
American Funds High-Income Bond Fund - Class 2	91,542	(462,027)	(370,485)
American Funds High-Income Bond Fund - Class 4	9,299	(510)	8,789
American Funds International Fund - Class 2	319,717	(625,147)	(305,430)
American Funds International Fund - Class 4	15,113	(3,499)	11,614
American Funds International Growth and Income Fund - Class 2	49,141	(81,048)	(31,907)
American Funds International Growth and Income Fund - Class 4	18,039	(19,574)	(1,535)
American Funds Managed Risk Asset Allocation Fund - Class P2	190,050	(288,737)	(98,687)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	156,524	(145,103)	11,421
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	103,485	(152,555)	(49,070)
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	392,875	(210,520)	182,355
American Funds Managed Risk Growth Fund - Class P2	294,511	(269,125)	25,386
American Funds Managed Risk Growth PortfolioSM - Class P2	346,869	(473,803)	(126,934)
American Funds Managed Risk Growth-Income Fund - Class P2	143,114	(73,605)	69,509
American Funds Managed Risk International Fund - Class P2	102,857	(173,238)	(70,381)
American Funds Mortgage Fund - Class 2	49,465	(37,344)	12,121
American Funds Mortgage Fund - Class 4	14,441	(5,680)	8,761
American Funds New World Fund® - Class 2	68,399	(238,538)	(170,139)
American Funds New World Fund® - Class 4	7,126	(353)	6,773
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	1,455,442	(944,547)	510,895
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	239,167	(54,404)	184,763
American Funds Ultra-Short Bond Fund - Class 2	2,578,593	(2,067,212)	511,381
American Funds Ultra-Short Bond Fund - Class 4	3,184	(16,307)	(13,123)
LVIP American Balanced Allocation Fund - Service Class	70,761	(256,201)	(185,440)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	25,374	(434,154)	(408,780)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	37,092	(758,505)	(721,413)
LVIP American Growth Allocation Fund - Service Class	28,671	(149,703)	(121,032)
LVIP American Income Allocation Fund - Service Class	34,352	(74,724)	(40,372)
LVIP American Preservation Fund - Service Class	812,889	(668,317)	144,572

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 2	621,107	(1,945,203)	(1,324,096)
American Funds Asset Allocation Fund - Class 4	125,784	(23,567)	102,217
American Funds Blue Chip Income and Growth Fund - Class 2	95,291	(1,484,276)	(1,388,985)
American Funds Blue Chip Income and Growth Fund - Class 4	106,153	(6,767)	99,386
American Funds Bond Fund - Class 2	589,152	(1,369,166)	(780,014)
American Funds Bond Fund - Class 4	231,727	(57,756)	173,971
American Funds Capital Income Builder® - Class 4	79,931	(68,166)	11,765
American Funds Capital World Bond Fund - Class 2	168,444	(338,546)	(170,102)
American Funds Capital World Bond Fund - Class 4	4,883	(3,037)	1,846
American Funds Global Balanced Fund - Class 2	10,989	(42,490)	(31,501)
American Funds Global Balanced Fund - Class 4	17,156	(6,993)	10,163
American Funds Global Growth and Income Fund - Class 2	31,672	(406,023)	(374,351)
American Funds Global Growth and Income Fund - Class 4	178,763	(136,627)	42,136
American Funds Global Growth Fund - Class 2	47,082	(902,062)	(854,980)
American Funds Global Growth Fund - Class 4	49,101	(9,773)	39,328
American Funds Global Growth PortfolioSM - Class 4	16,332	(12,705)	3,627
American Funds Global Small Capitalization Fund - Class 2	32,492	(356,994)	(324,502)
American Funds Global Small Capitalization Fund - Class 4	7,110	(14,360)	(7,250)
American Funds Growth and Income PortfolioSM - Class 4	355,828	(135,545)	220,283
American Funds Growth Fund - Class 2	125,956	(1,790,134)	(1,664,178)
American Funds Growth Fund - Class 4	179,870	(12,387)	167,483
American Funds Growth-Income Fund - Class 2	174,684	(2,315,913)	(2,141,229)
American Funds Growth-Income Fund - Class 4	163,766	(15,536)	148,230
American Funds High-Income Bond Fund - Class 2	50,321	(383,293)	(332,972)
American Funds High-Income Bond Fund - Class 4	12,106	(6,505)	5,601
American Funds International Fund - Class 2	165,486	(849,563)	(684,077)
American Funds International Fund - Class 4	20,535	(6,384)	14,151
American Funds International Growth and Income Fund - Class 2	19,398	(81,750)	(62,352)
American Funds International Growth and Income Fund - Class 4	32,116	(1,381)	30,735
American Funds Managed Risk Asset Allocation Fund - Class P2	448,230	(283,510)	164,720
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	148,134	(173,883)	(25,749)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	93,948	(88,681)	5,267
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	662,193	(179,424)	482,769
American Funds Managed Risk Growth Fund - Class P2	181,623	(216,928)	(35,305)
American Funds Managed Risk Growth PortfolioSM - Class P2	498,805	(167,016)	331,789
American Funds Managed Risk Growth-Income Fund - Class P2	56,301	(96,001)	(39,700)
American Funds Managed Risk International Fund - Class P2	58,444	(135,963)	(77,519)
American Funds Mortgage Fund - Class 2	13,348	(15,109)	(1,761)
American Funds Mortgage Fund - Class 4	22,912	(1,760)	21,152
American Funds New World Fund® - Class 2	30,345	(307,352)	(277,007)
American Funds New World Fund® - Class 4	2,679	(1,555)	1,124
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	438,929	(722,151)	(283,222)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	80,284	(37,321)	42,963
American Funds Ultra-Short Bond Fund - Class 2	1,097,880	(2,108,748)	(1,010,868)
American Funds Ultra-Short Bond Fund - Class 4	105,126	(91,351)	13,775
LVIP American Balanced Allocation Fund - Service Class	152,995	(205,671)	(52,676)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	63,286	(605,160)	(541,874)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	76,155	(981,164)	(905,009)
LVIP American Growth Allocation Fund - Service Class	46,833	(105,301)	(58,468)
LVIP American Income Allocation Fund - Service Class	52,118	(31,120)	20,998
LVIP American Preservation Fund - Service Class	456,987	(456,843)	144

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Variable Annuity Account H ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young
We have served as the Variable Account's Auditor since 2000.
Philadelphia, Pennsylvania
April 15, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds 2010 Target Date Fund - Class 4	As of December 31, 2020	For the period from March 13, 2020 through December 31, 2020	For the period from March 13, 2020 through December 31, 2020
American Funds 2015 Target Date Fund - Class 4	As of December 31, 2020	For the period from April 24, 2020 through December 31, 2020	For the period from April 24, 2020 through December 31, 2020
American Funds 2035 Target Date Fund - Class 4	As of December 31, 2020	For the period from December 15, 2020 through December 31, 2020	For the period from December 15, 2020 through December 31, 2020
American Funds Asset Allocation Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Asset Allocation Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Blue Chip Income and Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Blue Chip Income and Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Bond Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital Income Builder® - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital World Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital World Bond Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Balanced Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Balanced Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth and Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth and Income Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth PortfolioSM - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth and Income PortfolioSM - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds High-Income Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds High-Income Bond Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Growth and Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Growth and Income Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth PortfolioSM - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth-Income Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk International Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Mortgage Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Mortgage Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds New World Fund® - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds New World Fund® - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Ultra-Short Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Ultra-Short Bond Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Income Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Preservation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020